UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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GLOBUS MEDICAL, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Globus Medical, Inc.
Valley Forge Business Center
2560 General Armistead Avenue
Audubon, PA 19403

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2016

To the stockholders of Globus Medical, Inc.:
Notice is hereby given that the 2016 Annual Meeting of Stockholders of Globus Medical, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, June 14, 2016 at 6:00 p.m., local time, at our corporate headquarters located at Valley Forge Business Center, 2560 General Armistead Avenue, Audubon, Pennsylvania 19403.
The purposes of the Annual Meeting, as more fully described in the accompanying proxy statement, are:

1.	To elect three directors to serve until the 2019 annual meeting of stockholders or until their successors are duly elected and qualified;

2.
To approve the material terms of the performance goals set forth in the Globus Medical, Inc. 2012 Equity Incentive Plan to allow certain grants under the plan to be deductible under Section 162(m) of the Internal Revenue Code;

3.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016;

4.	To conduct a non-binding advisory vote to approve the compensation of the Company’s named executive officers; and

5.	To transact such other business as may properly be brought before the meeting or any adjournment or postponement thereof.
Only stockholders of record at the close of business on April 14, 2016 may vote at the Annual Meeting or any adjournment or postponement thereof.
The Notice of Internet Availability of Proxy Materials is being mailed, and the attached Proxy Statement is being made available, to our stockholders beginning on or about April 27, 2016.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares promptly. To vote your shares, you can (1) use the Internet as described in the Notice of Internet Availability of Proxy Materials in the attached Proxy Statement and on your proxy card; (2) call the toll-free telephone number as described in the attached Proxy Statement and on your proxy card; or (3) complete, sign and date your proxy card and return your proxy card by mail.

By Order of the Board of Directors,

Anthony L. Williams
President
Audubon, Pennsylvania
April 27, 2016

GLOBUS MEDICAL, INC.
Valley Forge Business Center
2560 General Armistead Avenue
Audubon, PA 19403

PROXY STATEMENT FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
We are providing these proxy materials in connection with the solicitation by the Board of Directors of Globus Medical, Inc., a Delaware corporation (the “Company,” “Globus,” “our,” “we,” or “us”), of proxies to be voted at our 2016 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournments or postponements thereof. The Annual Meeting will begin at 6:00 p.m., Eastern Time, on Tuesday, June 14, 2016 at our corporate headquarters located at 2560 General Armistead Avenue, Audubon, Pennsylvania 19403. The “proxy materials” include this Proxy Statement, our Annual Report for the year ended December 31, 2015 (including our annual report on Form 10-K) and, if you are receiving printed copies of the proxy materials by mail, the proxy card. We are making these proxy materials available to our stockholders electronically via the Internet beginning on April 27, 2016. Accordingly, we are mailing to our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy materials via the Internet and how to vote online. As a result, you will not receive a paper copy of the proxy materials unless you request one. All stockholders are able to access the proxy materials on a website referred to in the Notice of Internet Availability of Proxy Materials and in this Proxy Statement, and to request to receive a set of the proxy materials by mail or electronically, in either case free of charge. If you would like to receive a paper or electronic copy of the proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.
Annual Meeting Admission
Attendance at the Annual Meeting is limited to stockholders of record as of April 14, 2016, the record date for the Annual Meeting.
If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you must present proof of your ownership of Globus stock, such as a bank or brokerage account statement, as of the record date to be admitted to the Annual Meeting.
Stockholders also must present a form of personal identification in order to be admitted to the Annual Meeting.
No cameras, recording equipment or electronic devices will be permitted in the Annual Meeting.
Stockholders Entitled to Vote
Only holders of record of our Class A common stock and Class B common stock as of the close of business on April 14, 2016, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof. As of the record date for the Annual Meeting, 71,631,827 shares of our Class A common stock and 23,877,556 shares of our Class B common stock were outstanding.
Notice of Internet Availability of Proxy Materials
As permitted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and our 2015 Annual Report available to our stockholders electronically via the Internet. In accordance with this e-proxy process, we are sending our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials containing instructions on how to access the attached Proxy Statement and our 2015 Annual Report via the Internet and how to vote online. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can receive a paper copy of the proxy materials. If you elect to receive a paper copy of our proxy materials, our 2015 Annual Report will be mailed to you along with the Proxy Statement and a proxy card.
How to Vote
Your vote is important. Stockholders can vote via the Internet, by telephone, by mail, or in person by attending the Annual Meeting and voting by ballot as described below.

Vote via Internet
If you choose to vote via Internet, simply visit www.proxyvote.com and follow the steps outlined on the secure website.
Vote by Mail
If you choose to receive printed copies of the proxy materials, you may vote by simply marking your proxy card, dating and signing it, and returning it in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY, 11717.
Vote by Telephone
If you choose to vote via telephone, call toll free 1-800-690-6903 using a touch-tone telephone and follow the instructions provided on the recorded message. If you hold shares beneficially, through a broker, brokerage firm, bank or other nominee, please refer to the instructions provided to you by such broker, brokerage firm, bank or other nominee regarding voting by telephone.
Voting at the Annual Meeting
Voting via the Internet, by telephone or by mail will not limit your right to vote at the Annual Meeting if you decide to attend and vote in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should contact your bank or brokerage account representative to obtain a legal proxy.
If you vote via the Internet or by telephone, your vote must be received by 11:59 p.m., Eastern Time, on June 13, 2016.
All shares of common stock that have been properly voted or for which proxy cards have been properly executed and returned, and not revoked, will be voted at the Annual Meeting.
General Information on Voting and Required Vote
The presence of the holders of a majority of the voting power of the shares of common stock outstanding as of the record date and entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum.
You are entitled to cast one vote for each share of our Class A common stock you own on the record date and 10 votes for each share of our Class B common stock you own on the record date. Provided that a quorum is present, stockholders will vote on (1) three nominees for election as director, who will be elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting, (2) the approval of the material terms of the performance goals set forth in the Globus Medical, Inc. 2012 Equity Incentive Plan to allow certain grants under the plan to be deductible under Section 162(m) of the Internal Revenue Code, (3) the ratification of appointment of Grant Thornton LLP as the Company’s registered public accounting firm, (4) the approval, on an advisory basis, of the compensation of our named executive officers, and (5) such other business as may properly be brought before the meeting or any adjournment or postponement thereof. The ratification of our registered public accounting firm, the approval of our executive compensation on an advisory basis and the approval of the material terms of our equity compensation plan to allow certain grants under the plan to be deductible under Section 162(m) of the Internal Revenue Code will each require the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting.
For each of the proposals, you may vote “FOR,” “AGAINST” or “ABSTAIN.” A vote of “ABSTAIN” with respect to any matter will not be voted with respect to that matter but these shares will be counted for purposes of determining whether there is a quorum present at the Annual Meeting. Accordingly, abstentions will have no effect on the election of the nominees for director, but will have the effect of a vote “AGAINST” the ratification of the appointment of our independent registered accounting firm, the approval, on an advisory basis, of the compensation to be paid to our named executive officers and the approval of the material terms of the performance goals set forth in the Globus Medical, Inc. 2012 Equity Incentive Plan to allow certain grants under the plan to be deductible under Section 162(m) of the Internal Revenue Code.
All shares of common stock for which proxies have been properly executed and delivered, and not revoked, will be voted at the Annual Meeting in accordance with your instructions. If you sign, date and return your proxy card but do not give voting instructions, the shares of common stock represented by that proxy will be voted in accordance with the Board’s recommendations as follows:

1.	FOR each of the nominees for election as director.

2.
FOR the approval of the material terms of the performance goals set forth in the Globus Medical, Inc. 2012 Equity Incentive Plan to allow certain grants under the plan to be deductible under Section 162(m) of the Internal Revenue Code.

3.	FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2016.

4.	FOR the approval, on an advisory basis, of the compensation of our named executive officers.

5.	In the named proxies’ discretion with respect to such other business as may properly be brought before the meeting or any adjournment or postponement thereof.
Shares represented by a proxy as to which there is a “broker non-vote” (that is, where a broker or other nominee does not have the discretionary authority to vote the shares), will be counted for purposes of determining whether there is a quorum present at the Annual Meeting. We believe that brokers and other nominees have the authority to vote their customers' shares on the ratification of the appointment of our independent registered public accounting firm, even if their customers do not instruct their nominees how to vote on these matters, and that brokers have no authority to vote their customers' shares with respect to any other proposal unless instructed how to vote. If we receive a proxy card with a broker non-vote, those shares will be voted FOR the ratification of the appointment of our independent registered public accounting firm but will NOT be included as a vote with respect to the election of directors, the approval of the material terms of the performance goals set forth in the Globus Medical, Inc. 2012 Equity Incentive Plan to allow certain grants under the plan to be deductible under Section 162(m) of the Internal Revenue Code, and the proposal to approve, on an advisory basis, the compensation of our named executive officers.
Voting on Other Matters
If other matters are properly presented at the Annual Meeting for consideration, the persons named on the proxy card will have the discretion to vote on those matters for you. At the date we began printing this Proxy Statement, no other matters had been raised for consideration at the Annual Meeting.
How You May Revoke or Change Your Vote
You can revoke your proxy at any time before it is voted at the Annual Meeting by:

•	sending written notice of revocation to the Secretary of the Company;

•	timely delivering a valid, later-dated proxy; or

•
attending the Annual Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a legal proxy, executed in your favor from the holder of record, to be able to vote at the Annual Meeting.

List of Stockholders
The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting, between the hours of 9:30 a.m. and 4:30 p.m., at our principal executive offices at Valley Forge Business Center, 2560 General Armistead Avenue, Audubon, Pennsylvania 19403, by contacting Anthony L. Williams, the Secretary of the Company.

Cost of Proxy Solicitation
We will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. Pursuant to SEC rules, we are making this Proxy Statement and our 2015 Annual Report available to our stockholders electronically via the Internet. In addition to soliciting proxies by Internet and mail, proxies may be solicited by telephone, facsimile or personally by our directors, officers and employees. None of these directors, officers or employees will receive any additional or special compensation for this solicitation. We will, on request, reimburse banks, brokerage firms and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners of our common stock and obtaining their voting instructions.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 14, 2016: This Proxy Statement, the proxy card and the Annual Report (including our annual report on Form 10-K) for the fiscal year ended December 31, 2015 are available at www.proxyvote.com.

PROPOSAL 1

ELECTION OF DIRECTORS
Our Board of Directors currently consists of eight members divided into three classes, as nearly equal in number as possible, with each director serving a three-year term and one class being elected at each year’s annual meeting of stockholders. At each annual meeting of stockholders, successors to the class of directors whose term expires at such meeting will be elected for a term of three years. Each director will serve until a successor is duly elected and qualified, or until the director’s earlier death, resignation or removal. There is no limit to the number of terms a director may serve.
Three of our directors are nominated for election this year. Each director to be elected and qualified at the Annual Meeting will hold office until the 2019 annual meeting of stockholders and will serve until his or her successor is duly elected and qualified, or until the director’s earlier death, resignation or removal. Each of the nominees listed below is currently a director. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. If any nominee becomes unavailable or unable to serve as director before the Annual Meeting, the shares of common stock represented by executed proxies will be voted for the election of a substitute nominee proposed by our Board of Directors or, in the alternative, the Board of Directors may elect to reduce its size.
Our Board of Directors believes that each of our current directors, including those nominated for election this year, is highly qualified to serve as a member of our Board of Directors and each has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. Our directors are highly experienced and have diverse backgrounds and skills, as well as extensive track records of success in what we believe are relevant positions. A number of our directors also have served as directors of Globus for many years, and we benefit from their knowledge of our history, operations and corporate philosophy.
Board of Directors
The following table sets forth information concerning our directors as of April 1, 2016:

Name	Age	Position and Committee Memberships	Term Expires
David C. Paul	49	Chairman of the Board of Directors and Chief Executive Officer; Compensation Committee Chair and Nominating and Corporate Governance Committee Chair	2016
David M. Demski	58	Director, Group President, Emerging Technologies; Member of the Nominating and Corporate Governance Committee	2017
David D. Davidar	50	Director	2018
Kurt C. Wheeler	63	Director; Member of the Compensation Committee; Lead Independent Director	2017
Robert W. Liptak	52	Director; Member of the Compensation Committee and Audit Committee	2018
Daniel T. Lemaitre	62	Director; Member of the Compensation Committee and Audit Committee	2016
Ann D. Rhoads	50	Director; Audit Committee Chair and Member of the Nominating and Corporate Governance Committee	2016
James R. Tobin	71	Director, Member of the Nominating and Corporate Governance Committee and Audit Committee	2018
Nominees for Director
The following is a brief biography of each nominee for director and a discussion of the relevant experiences, qualifications, attributes or skills of each nominee that, together with other relevant factors, led the Nominating and Corporate Governance Committee to recommend that person as a nominee for director as of the date of this Proxy Statement.
David C. Paul has served as our Chief Executive Officer and as Chairman of our Board of Directors since our inception in 2003. He is a member of our Compensation Committee and our Nominating and Corporate Governance Committee. Prior to founding Globus, Mr. Paul was employed at Synthes from March 1996 to January 2003 in various positions. He served as Director of Product Development for Synthes in his last position, where he was responsible for product development and marketing functions. Prior to Synthes, Mr. Paul worked as a Research Engineer in biomaterials research at Temple University from 1994 to 1995. Mr. Paul is a named inventor on approximately 70 patents and approximately 90 pending patent applications. Mr. Paul received a B.S. in Mechanical Engineering from the University of Madras, and an M.S. in Computer Integrated Mechanical Engineering Systems from Temple University. Mr. Paul also currently serves as a member of the board of directors of Operating Room Safety LLC, a privately-held company. Mr. Paul brings to our Board of Directors valuable perspective and experience as our founder, CEO and largest stockholder, as well as leadership skills, industry experience and knowledge, discipline and dedication to our mission that qualify him to serve as one of our directors.
Daniel T. Lemaitre has served on our Board of Directors since April 2011, and is a member of our Compensation Committee and Audit Committee. Mr. Lemaitre is currently the President and Chief Executive Officer of Direct Flow Medical, a venture-backed medical device company, and has served in that capacity since May 2015. Prior to joining Direct Flow Medical, Mr. Lemaitre served as Chief Executive Officer of White Pine Medical, a venture-backed medical device start-up company. Prior to White Pine Medical, Mr. Lemaitre served as the President and Chief Executive Officer of CoreValve, a privately-held company focused on percutaneous aortic valve replacement until its acquisition by Medtronic, Inc. Prior to joining CoreValve, Mr. Lemaitre was a Senior Vice President at Medtronic, where he led the company’s strategic planning and corporate development. Prior to joining Medtronic, Mr. Lemaitre spent 28 years as an investment analyst in the medical device field. This included 18 years with SG Cowen, where he was a managing director and led the healthcare research team, and six years with Merrill Lynch. Mr. Lemaitre holds a B.A. in Economics from Bethany College and an M.B.A. from Bowling Green State University. Mr. Lemaitre also serves on the board of directors of Endologix, Inc. (NASDAQ:ELGX).

Ann D. Rhoads has served on our Board of Directors since July 2011, and is a member of our Audit Committee and our Nominating and Corporate Governance Committee. Currently, Ms. Rhoads is the Executive Vice President and Chief Financial Officer of Zogenix, Inc. (NASDAQ:ZGNX), a pharmaceutical company, and has served in that capacity since March 2010. From 2000 through the end of 2009, Ms. Rhoads served as the Chief Financial Officer of Premier, Inc., a healthcare supply management company. From 1998 to 2000, she was Vice President, Strategic Initiatives at Premier, Inc., and from 1993 to 1998, she was a Vice President of The Sprout Group, an institutional venture capital firm. Ms. Rhoads holds a B.S. in Finance from the University of Arkansas and an M.B.A. from the Harvard Business School. Ms. Rhoads also serves on the board of directors, as chairman of the audit committee and as a member of the compensation committee of Evoke Pharma, Inc. (NASDAQ: EVOK). Ms. Rhoads also previously served on the board of directors of Novellus Systems, Inc. (NASDAQ: NVLS) from 2003 until 2012. Ms. Rhoads’ experience as the chief financial officer of a publicly-traded pharmaceutical company and as a member of the board of directors of a publicly-traded company brings to our Board of Directors and the committees of our Board of Directors valuable financial skills and expertise, which qualify her to serve as an “audit committee financial expert” on our Audit Committee, and significant executive management experience and leadership skills, as well as a strong understanding of corporate governance principles.
Vote Required
Provided that a quorum is present, the nominees for director who receive the most affirmative votes will be elected to fill the available seats on our Board of Directors.
The Board of Directors recommends a vote FOR the election of the above nominees.
Continuing Directors
The following is a brief biography of each current director who is not nominated for election at the Annual Meeting but will continue to serve on our Board of Directors following the Annual Meeting as of the date of this Proxy Statement.
David M. Demski has served as our Group President, Emerging Technologies since September 2015 and as one of our directors since our inception in 2003. He is a member of our Nominating and Corporate Governance Committee. Mr. Demski served as our President and Chief Operating Officer from August 2008 to September 2015, as our acting Chief Financial Officer from November 2014 to May 2015, and as our Chief Financial Officer from 2003 to July 2008. Prior to joining Globus in 2003, Mr. Demski founded Cornerstone Capital LBO Fund, a boutique leveraged-buyout consultancy. Mr. Demski’s experience also includes serving as Vice President for Gilo Ventures, a Silicon Valley-based venture capital fund, from 2000 to 2001, and serving as Chief Operating Officer of Rendall and Associates, a telecommunications-focused consulting firm, from 1994 to 2000. He also managed regional and international distribution for Domino’s Pizza during the company’s growth in the late 1980s. Previously, he was an audit supervisor for Peat, Marwick, Mitchell & Company. Mr. Demski received a B.S. in Business Administration from the University of Michigan and an M.B.A. from the Stanford Graduate School of Business. Mr. Demski’s extensive leadership and experience at our Company and knowledge of our finances and operations, including as one of the founders of our Company, as well as his prior experience in the investing and auditing industries, bring to our Board of Directors critical strategic planning, financial, operations and leadership skills and qualify him to serve as one of our directors.
Kurt C. Wheeler has been a co-founder and Managing Director of Clarus Ventures, LLC, a life sciences venture capital firm, since its inception in 2005. He has served as one of our directors since July 2007 and is a member of our Compensation Committee. He has over 25 years of direct investment and industry experience within the healthcare sector, including being a General Partner at MPM Capital, L.P., a healthcare venture capital firm, since 2000. Mr. Wheeler co-founded and served as CEO of InControl (NASDAQ: INCL), a publicly-traded medical device company that was acquired by Guidant Corporation in 1998. Prior to founding InControl, he was a Principal with the Mayfield Fund, a private equity firm, where he focused on healthcare investing. Mr. Wheeler began his career with Eli Lilly &

Co., a pharmaceutical company. Mr. Wheeler also sits on the boards of directors of SFJ Pharmaceuticals, Inc., Avillion LP and Flowonix, all privately-held companies. Previously, he was responsible for investments in the following medical device companies: Hemosense (AMEX: HEM); Intratherapeutics, Inc.; and SenoRx, Inc. (NASDAQ: SENO), and the following biopharmaceutical companies: Eyetech Pharmaceuticals, Inc. (NASDAQ: EYET); Neuromed Pharmaceuticals, Ltd. (NASDAQ: CRXX); Somaxon Pharmaceuticals, Inc. (NASDAQ: SOMX); and Zogenix, Inc. (NASDAQ: ZGNX). Mr. Wheeler holds a B.A. from Brigham Young University and an M.B.A. from Northwestern University. Mr. Wheeler’s background as a chief executive officer of a publicly-traded medical device company, his extensive experience at the board level in various healthcare companies and his experience as a venture capitalist focused on the medical device and biopharmaceutical industries, bring to our Board of Directors critical skills related to financial oversight of complex organizations, strategic planning, and corporate governance and qualify him to serve as one of our directors.
David D. Davidar has served as one of our directors since 2003. Between 2003 and January 2013, Mr. Davidar served as our Vice President, Operations and from January 2013 until March 2016 served as our Senior Vice President, Operations. Prior to joining Globus, Mr. Davidar served as the Executive Director of Highway Home, an assisted living facility, from 1995 to 2003. Mr. Davidar also served in a management capacity for Pizza Hut, Inc. from 1993 to 1995. Mr. Davidar received a B.Com. in Commerce, Economics and Management from the University of Madras, a Post-Graduate diploma in Personnel Management at the Madras School of Social Work, and an M.B.A. from Bloomsburg University. Mr. Davidar’s role as one of our founders and his operational leadership of our Company have contributed significantly to our success and provided him with a deep familiarity with our Company, its history and business and brings to our Board of Directors valuable operational insight and managerial skill that qualify him to serve as one of our directors.
Robert W. Liptak has been Managing Director of Clarus Ventures, LLC, a life sciences venture capital firm, since its inception in 2005. He has served as one of our directors since July 2007 and is a member of our Compensation Committee and our Audit Committee. He has over 20 years of experience in investment management focusing primarily on the establishment and management of various investment management businesses, including as a General Partner in MPM Capital, L.P., a healthcare venture capital firm, from 2001 to 2008. From 1995 to 2001, Mr. Liptak was a Partner with the Geometry Group, a diversified asset management firm focused on establishing investment management firms. From 1992 to 1995, Mr. Liptak was Vice President of Finance for Global Asset Management (USA) Inc., an asset management firm, and he began his career in 1986 with Price Waterhouse where he was a Manager in its Capital Markets Group. Mr. Liptak also serves on the board of directors of SFJ Cayman Corp., a privately-held company. Mr. Liptak holds a B.A. in Accounting and Finance from LaSalle University and an M.B.A. from Columbia University, and is a certified public accountant. Mr. Liptak’s broad experience as an investment management professional in the healthcare industry, his leadership roles and his financial and accounting skills and expertise, which qualify him to serve as an “audit committee financial expert” on our Audit Committee, as well as his deep understanding of our Company through service as a director qualify him to serve as one of our directors.
James R. Tobin has served on our Board of Directors since August 2015 and is a member of our Nominating and Corporate Governance Committee and Audit Committee. Mr. Tobin served as President and Chief Executive Officer of Boston Scientific from March 1999 to July 2009. Before joining Boston Scientific, Mr. Tobin served Biogen, Inc. as its President and CEO from 1997 to 1998 and as its Chief Operating Officer from 1994 to 1997. Mr. Tobin served Baxter International in various capacities from 1972 to 1994, including as its President and Chief Operating Officer from 1992 to 1994. Mr. Tobin has served as a director of multiple private and publicly traded life sciences companies, and he currently serves on the boards of directors of Oxford Immunotech Global PLC (NYSE: OXFD), Chiasma, Inc. (NASDAQ:CHMA), and several private companies. He served as Lieutenant in the U.S. Navy from 1968 to 1972. Mr. Tobin holds an M.B.A. from Harvard Business School and an A.B. from Harvard College. We believe that Mr. Tobin is well qualified to serve on our board of directors and on our Audit Committee and Nominating and Corporate Governance Committee for numerous reasons, including his decades of experience as a senior executive of large multinational healthcare and medical device companies, and his service as a director of Boston Scientific Corporation and numerous other medical device companies.
Information Concerning the Board of Directors and Corporate Governance
Board Composition
Our business and affairs are managed under the direction of our Board of Directors. Our bylaws provide that our Board of Directors must consist of between five and 11 directors, and such number of directors within this range may be determined from time to time by resolution of our Board of Directors or our stockholders. Our current Board of Directors is comprised of eight members and is divided into three classes. Upon the expiration of the initial term of office for each class of directors, each director in such class will be elected for a term of three years and serve until a successor is duly elected and qualified or until his or her earlier death, resignation or removal. Any additional directorships resulting from an increase in the number of directors or a vacancy may be filled by the directors then in office or by a vote of our stockholders at a duly convened meeting.
There are no family relationships between any directors, director nominees, and executive officers.
For information regarding the members of our Board of Directors, please see the discussion of their respective experiences, qualifications, attributes and skills under “Proposal 1-Election of Directors” above.

Board Meetings
Our Board of Directors holds regular meetings throughout the year, and holds special meetings as and when necessary. Our full Board of Directors held six regular and five special meetings during 2015. With the exception of Mr. Tobin, who joined the Board of Directors in August 2015, each director attended at least 75% of the meetings of the Board of Directors and the committees on which he or she served during 2015.
Our Board of Directors encourages but does not require independent directors to attend the annual meeting of stockholders. Three of our directors, though none of our independent directors, attended our 2015 annual meeting of stockholders.
Director Independence
Our Board of Directors has affirmatively determined that Messrs. Wheeler, Liptak, Lemaitre and Tobin and Ms. Rhoads meet the definition of “independent director” under New York Stock Exchange listing standards.
We are a “controlled company” as set forth in New York Stock Exchange Rule 303A.00 because more than 50% of the voting power of our common stock is held by David C. Paul, our Chairman and Chief Executive Officer (“CEO”). Under New York Stock Exchange rules, a “controlled company” may elect not to comply with certain New York Stock Exchange corporate governance requirements, including the requirement that a majority of the Board of Directors consist of independent directors and the requirement that director nominations and executive compensation must be approved by a majority of independent directors or a Nominating and Corporate Governance Committee or Compensation Committee comprised solely of independent directors. We rely, and intend to continue to rely, on certain of these exemptions from the corporate governance requirements. In particular, though we have determined that a majority of our directors and all of the members of our Audit Committee are independent, our Compensation Committee and our Nominating and Corporate Governance Committee do not consist entirely of independent directors. Accordingly, you may not have the same protections afforded to stockholders of companies that are subject to all of the New York Stock Exchange corporate governance requirements.
Board Leadership Structure
David C. Paul, our founder and CEO, is the Chairman of our Board of Directors. We believe that combining the CEO and Chairman of the Board positions helps ensure that our Board of Directors and management act with a common purpose. We believe that combining the positions provides a single, clear chain of command to execute our strategic initiatives and business plans and reduces the risk of divided leadership, which could interfere with good decision-making or weaken our ability to develop and implement strategy. In addition, we believe that a combined CEO and Chairman of the Board is better positioned to act as a bridge between management and our Board of Directors, maintaining the regular flow of information. We also believe that it is important to have a Chairman of the Board with an extensive history with and knowledge of the Company (as is the case with our CEO), as compared to a relatively less informed independent chairman.
Our non-management directors meet in executive session at least once annually, and our Lead Independent Director presides over such meetings.
In February 2015, our Board of Directors selected Kurt C. Wheeler to be the Lead Independent Director. The duties of our Lead Independent Director include calling and presiding over meetings of our non-management directors as well as presiding over meetings of the Board of Directors where our Chairman is not present. In addition, our Lead Independent Director also serves as a liaison between our management directors and non-management directors.
Role of the Board in Risk Oversight
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of the risks that we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through our Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors oversight of the performance of our internal audit function. Our entire Board of Directors monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our

Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking.
As a medical device company, we have also implemented a compliance function that monitors compliance with various company policies, specifically those governing relationships with health care professionals and compliance with anti-kickback laws and laws restricting off-label promotion of medical devices. Our Audit Committee is responsible for oversight of our compliance function, but our Board of Directors, as a whole, also receives regular updates regarding, and evaluates the effectiveness of, our compliance program.
Committees of the Board of Directors
Our Board of Directors has three permanent committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The written charters for these committees are on our website at http://www.globusmedical.com/investors/corporate-governance/. Our Board of Directors may from time to time establish other standing committees. In addition, from time to time, special committees may be established under the direction of our Board of Directors when necessary to address specific issues.
Audit Committee
We have an Audit Committee consisting of Ann D. Rhoads, Daniel T. Lemaitre, Robert W. Liptak and, as of January 2016, James R. Tobin, each of whom has been determined to be an independent director. The Audit Committee is responsible for, among other things:

•	appointing, terminating, compensating and overseeing the work of any accounting firm engaged to prepare or issue an audit report or other audit, review or attest services;

•
reviewing and approving, in advance, all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor’s provision of non-audit services to us is compatible with maintaining the independent auditor’s independence;

•	reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;

•
establishing and overseeing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

•	investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the Audit Committee deems necessary;

•	determining compensation of the independent auditors and of advisors hired by the Audit Committee and ordinary administrative expenses;

•	reviewing and discussing with management and the independent auditor the annual and quarterly financial statements prior to their release;

•	monitoring and evaluating the independent auditor’s qualifications, performance and independence on an ongoing basis;

•	reviewing reports to management prepared by the internal audit function, as well as management’s response;

•	reviewing and assessing the adequacy of the formal written charter on an annual basis;

•	reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis;

•	serving as the Qualified Legal Compliance Committee in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC; and

•	handling such other matters that are specifically delegated to the Audit Committee by our Board of Directors from time to time.

Our Board of Directors has affirmatively determined that each member of our Audit Committee, Ms. Rhoads and Messrs. Liptak, Lemaitre and Tobin, meets the definition of an “independent director” for purposes of serving on an Audit Committee under New York Stock Exchange Rule 303A.07, and that each of Ms. Rhoads and Messrs. Liptak, Lemaitre and Tobin is an “audit committee financial expert.”
In 2015, our Audit Committee held six meetings.
Compensation Committee
We have a Compensation Committee consisting of Daniel T. Lemaitre, Robert W. Liptak and Kurt C. Wheeler, each of whom has been determined to be an independent director, and David C. Paul, our CEO. The Compensation Committee is responsible for, among other things:

•	reviewing and approving the compensation, employment agreements and severance arrangements and other benefits of all of our executive officers and key employees;

•	reviewing and approving, on an annual basis, the corporate goals and objectives relevant to the compensation of the executive officers, and evaluating their performance in light thereof;

•	reviewing and making recommendations, on an annual basis, to the Board of Directors with respect to director compensation;

•	reviewing and discussing with management the compensation of our executive officers, and recommending that it be included in the annual proxy statement and annual report on Form 10-K;

•	periodically reviewing and assessing the adequacy of the formal written charter; and

•	such other matters that are specifically delegated to the Compensation Committee by our Board of Directors from time to time.
The Compensation Committee has authority to delegate responsibility to subcommittees. Messrs. Lemaitre, Liptak and Wheeler also serve on our Equity Compensation Committee, a standing subcommittee of our Compensation Committee established to administer our equity-based compensation plans.
In 2015, our Compensation Committee held three meetings.
Nominating and Corporate Governance Committee
We have a Nominating and Corporate Governance Committee consisting of Ann D. Rhoads and, as of January 2016, James R. Tobin, each of whom has been determined to be independent an director, David C. Paul, our CEO, and David M. Demski, our Group President, Emerging Technologies. The Nominating and Corporate Governance Committee is responsible for, among other things:

•	identifying and screening candidates for our Board of Directors, and recommending nominees for election as directors;

•	establishing procedures to exercise oversight of the evaluation of the Board of Directors and management;

•	developing and recommending to the Board of Directors a set of corporate governance guidelines, as well as reviewing these guidelines and recommending any changes to the Board of Directors;

•
reviewing the structure of the Board of Directors’ committees and recommending to the Board of Directors for its approval directors to serve as members of each committee, and where appropriate, making recommendations regarding the removal of any member of any committee;

•	reviewing and assessing the adequacy of the formal written charter on an annual basis; and

•	generally advising our Board of Directors on corporate governance and related matters.
Our Nominating and Corporate Governance Committee held three meetings in 2015.
The Nominating and Corporate Governance Committee and the Board of Directors have not established a specific diversity component in their consideration of candidates for director and instead consider the diversity of directors as part of the overall mix of factors when identifying and evaluating candidates for the Board of Directors. The Company considers diversity broadly to include differences of viewpoint, professional experience, individual characteristics, qualities and skills, resulting in naturally varying perspectives among the directors and individual skills that complement the full Board of Directors. Therefore, the Board of Directors, as a unit, possesses the appropriate skills and experience to oversee the Company’s business.
The Nominating and Corporate Governance Committee will give appropriate consideration to qualified persons recommended by stockholders for nomination as directors and will evaluate such qualified persons in the same manner as other identified candidates, when submitted in a timely manner and in compliance with the advance notice procedures in our bylaws as set forth in the “Stockholders Proposals” section of this Proxy Statement.
Board Self-Assessment
In 2015, our Board of Directors implemented an annual self-evaluation process in which each director evaluates the Board of Directors as a whole and each committee on which he or she serves. After these evaluations are complete, the results are discussed by the Board of Directors and each committee, as applicable, and, if necessary, action plans are developed.
At least once a year, the Board of Directors, or the Nominating and Governance Committee, evaluates the size and composition of the Board of Directors to assess the skills and experience of directors, and compares them with those skills that might prove valuable in the future, giving consideration to the changing circumstances of the Company and the then current Board of Directors membership. This assessment enables the Board of Directors to consider whether the skills and experience of the existing members continue to be appropriate as the Company’s needs evolve over time.
Compensation Committee Interlocks and Insider Participation
None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee. No interlocking relationship exists between any member of the Board of Directors and any member of the compensation committee (or other committee performing equivalent functions) of any other company.
Mr. Paul, our CEO, has served on our Compensation Committee since 2007.
Indemnification Agreements with our Directors and Officers
Our amended and restated certificate of incorporation and bylaws provide that we shall indemnify our directors and officers to the fullest extent permitted by law. In addition, as permitted by the laws of the State of Delaware, we have entered into indemnification agreements with each of our directors and certain of our officers. Under the terms of our indemnification agreements, we are required to indemnify each of our directors and officers, to the fullest extent permitted by the laws of the State of Delaware, if the indemnitee acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal proceeding, had no reasonable cause to believe the indemnitee’s conduct was unlawful. We must indemnify our officers and directors against any and all (a) costs and expenses (including attorneys’ and experts’ fees, expenses and charges) actually and reasonably paid or incurred in connection with investigating, defending, being a witness in or participating in, or preparing to investigate, defend, be a witness in or participate in, and (b) judgments, fines, penalties and amounts paid in settlement in connection with, in the case of either (a) or (b), any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, by reason of the fact that (x) such person is or was a director or officer, employee, agent or fiduciary of the Company or (y) such person is or was serving at our request as a director, officer, employee or agent or fiduciary of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The indemnification agreements also require us, if so requested, to advance within 30 days of such request any and all costs and expenses that such director or officer incurred, provided that such person will return any such advance if it shall ultimately be determined that such person is not entitled to be indemnified for such costs and expenses. Our bylaws also require that such person return any such advance if it is ultimately determined that such person is not entitled to indemnification by us as authorized by the laws of the State of Delaware.
We are not required to provide indemnification under our indemnification agreements for certain matters, including:

1.	indemnification in connection with certain proceedings or claims initiated or brought voluntarily by the director or officer;

2.
indemnification related to disgorgement of profits made from the purchase or sale of securities of our Company under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or similar provisions of state statutory or common law;

3.	indemnification that is finally determined, under the procedures and subject to the presumptions set forth in the indemnification agreements, to be unlawful; or

4.
indemnification for liabilities for which the director or officer has received payment under any insurance policy as may exist for such person’s benefit, our articles of incorporation or bylaws or any other contract or otherwise, except with respect to any excess amount beyond the amount so received by such director or officer. The indemnification agreements require us, to the extent that we maintain an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of our company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such person serves at the request of our Company, to cover such person by such policy or policies to the maximum extent available.

Code of Ethics and Corporate Governance Guidelines
We have adopted a code of ethics relating to the conduct of our business by all of our employees, officers and directors, as well as a code of ethics specifically for our principal executive officer and senior financial officers. Both codes of ethics, and our corporate governance guidelines, are posted on our website at http://www.globusmedical.com/investors/corporate-governance/ and http://www.globusmedical.com/code-of-ethics/.
Interested Party Communications With the Board of Directors
We have established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member or all members of the Board of Directors, any committee of the Board of Directors, or any chair of any committee by mail. To communicate with the Board of Directors, the Lead Independent Director, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent to Anthony L. Williams, our Secretary, at Globus Medical, Inc., Valley Forge Business Center, 2560 General Armistead Avenue, Audubon, PA 19403.

Audit Committee Report
The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2015 and internal controls over financial reporting with our management and Grant Thornton LLP (“Grant Thornton”), our independent registered public accounting firm for the year ended December 31, 2015. Further, the Audit Committee has discussed with Grant Thornton the matters required to be discussed under auditing standards generally accepted in the United States, including those matters set forth in Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”), other standards of the PCAOB, rules of the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.
The Audit Committee also has received the written disclosures and the letter from Grant Thornton required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to Grant Thornton’s independence from our Company, and has discussed with Grant Thornton its independence from our Company. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to us is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from our Company and our management. The Audit Committee has also discussed with our management and Grant Thornton such other matters and received such assurances from them as it has deemed appropriate.
The Audit Committee also reviewed management’s report on its assessment of the effectiveness of our internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of our internal and disclosure control structure. As part of this process, the Audit Committee continues to monitor the scope and adequacy of our internal auditing program.
Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that our audited consolidated financial statements for the year ended December 31, 2015 and management’s assessment of the effectiveness of our internal control over financial reporting be included in our Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC.
Submitted by the Audit Committee of the Board of Directors.
Members of the Audit Committee
Ann D. Rhoads (Chair)
Daniel T. Lemaitre
Robert W. Liptak
James R. Tobin
The above Audit Committee Report does not constitute soliciting material, and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate the Audit Committee Report by reference therein.

PROPOSAL 2

APPROVAL OF MATERIAL TERMS OF PERFORMANCE GOALS OF THE 2012 EQUITY INCENTIVE PLAN
The Globus Medical, Inc. 2012 Equity Incentive Plan (the "2012 Equity Plan") provides for the grant of “incentive stock options,” as defined in Section 422 of the Internal Revenue Code (the "Code") to employees, and for the grant of non-qualified stock options, restricted stock, restricted stock units, stock appreciation rights, stock payments and performance awards, including performance stock units and cash bonuses or cash awards (collectively, the “Awards”), to employees, consultants and non-employee directors. The use of equity and cash awards as part of our compensation program is important because it fosters a pay-for-performance culture that is an important element of our overall compensation philosophy. We believe equity compensation provides additional motivation for directors and employees to create stockholder value because the value such individuals realize from their equity compensation is based on our stock price performance. Equity compensation also promotes a focus on long-term value creation, because our equity compensation awards are subject to vesting and/or performance criteria.
The 2012 Equity Plan is intended to comply with Section 162(m) of the Code. Section 162(m) places a limit of $1,000,000 on the amount that the Company may deduct in any one taxable year for compensation paid to each of its "covered employees." The Company's covered employees include its Chief Executive Officer and each of its other three most highly-paid executive officers, other than the Chief Financial Officer. There is, however, an exception to this deduction limit for compensation earned pursuant to certain performance-based awards. A performance-based award made under the 2012 Equity Plan is eligible for this deduction regardless of amount provided certain Section 162(m) requirements are met. One of these requirements relates to stockholder approval (and, in certain cases, re-approval) of the material terms of the performance goals underlying the performance-based award. The 2012 Equity Plan, including the material terms of the performance goals, was last approved by our stockholders on June 8, 2012, prior to our initial public offering.  Section 162(m) of the Code generally requires re-approval of the material terms of the performance goals under an incentive program, such as the 2012 Equity Plan, every five years in order for a company to continue to have the ability to grant Awards under it that qualify as performance-based compensation if the committee has the authority to change targets under the performance goals.  However, where a company’s stockholders approved an incentive program prior to an initial public offering, Section 162(m) of the Code requires approval of the material terms of the performance goals of an equity plan at the first annual meeting of stockholders to occur following the completion of the third calendar year following the calendar year of the initial public offering. Accordingly, the Company is seeking approval of the performance goals included in the 2012 Equity Plan in order to preserve the Company's ability to deduct compensation earned by certain executives pursuant to any performance-based award that may be made in the future under the plan, so long as other technical requirements of Section 162(m) are met.
The purpose of this Proposal 2 is to secure stockholder approval of the material terms for "qualified performance-based compensation" under the 2012 Equity Plan for purposes of Section 162(m) of the Code. Stockholders are not being asked to otherwise approve the 2012 Equity Plan and no new shares are being requested in this proposal. Outstanding Awards under the 2012 Equity Plan will continue in effect in accordance with their terms. If our stockholders do not approve this Proposal 2, the 2012 Equity Plan will continue in its current form; however, our ability to make certain performance Awards to certain recipients may be limited. If our stockholders approve this Proposal 2, performance-based cash or equity awards that have been authorized under the 2012 Equity Plan, including for shares that resulted from the 3% annual increase feature of the 2012 Equity Plan, and that meet the other technical requirements of Section 162(m) will continue to be deductible regardless of their amount.
The following discussion summarizes the material terms of the performance goals under the 2012 Equity Plan, including a description of (i) the individuals eligible for performance awards under the 2012 Equity Plan, (ii) the business criteria on which the underlying performance goals are based, and (iii) the applicable award limits. A description of the 2012 Equity Plan, which is intended merely as a summary of its principal features and is qualified in its entirety by reference to the provisions of the 2012 Equity Plan, is also included with Proposal 4 below under the heading ‘Equity Compensation Plans- 2012 Equity Incentive Plan.” The full text of the 2012 Equity Plan is attached to this Proxy Statement as Appendix A.
Eligibility.    Employees and consultants of the Company and non-employee directors of the Company are eligible to receive Awards under the 2012 Equity Plan. Under the 2012 Equity Plan and pursuant to the Compensation Committee’s practice, there were approximately 1,250 employees and five non-employee directors eligible to receive grants as of March 31, 2016.
Business Criteria Underlying Performance Goals.    In order to be considered performance-based compensation, an award must be subject to the accomplishment of one or more performance goals. These performance goals may be based on one or more of the following business criteria: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings (including but not limited to EBITDA or adjusted EBITDA); (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) operating or other costs and expenses; (xiv) funds from operations; (xv) improvements in expense levels; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share of Class A common stock; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; (xxiii) economic value; (xxiv) comparisons with various stock market indices; (xxv) capital raised in financing transactions or other financing milestones; (xxvi) stockholders’ equity; (xxvi) market recognition (including but not limited to awards and analyst ratings); (xxvii) financial ratios; and (xxviii) implementation, completion or attainment of objectively determinable objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; in each case as determined in accordance with applicable accounting standards, if applicable, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.
The Compensation Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the performance goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.
Award Limits.    Awards under the 2012 Equity Plan are subject to the following limits:
        Plan Limits.    Under the terms of the 2012 Plan, the aggregate number of shares of common stock that may be subject to options and other awards is equal to the sum of (1) 3,076,923 shares of Class A common stock, (2) any shares available for issuance under the 2008 Plan as of March 13, 2012, (3) any shares underlying any award outstanding under the 2008 Plan as of March 13, 2012 that, on or after that date, is forfeited, terminates, expires, or lapses for any reason, or is settled for cash without the delivery of shares, and (4) an annual increase in the number of shares available under the 2012 Plan equal to up to 3% of the number of shares of Company common and preferred stock outstanding at the end of the previous year, as determined by the Board of Directors. This annual increase added 2,738,101 shares in 2013 and 2,803,282 shares in 2014. In 2015, the Board determined not to increase the number of shares pursuant to the 3% feature. As of March 31, 2016, options to purchase 6,294,766 shares of our Class A common stock were outstanding under the 2012 Plan and there were 5,292,834 shares of our Class A common stock available for grant under the 2012 Plan.
        Award Limits.    The number of shares that may be issued or transferred pursuant to incentive stock options under the 2012 Plan is limited to 10,769,230 shares. The shares of Class A common stock covered by the 2012 Plan are authorized but unissued shares, treasury shares or common stock purchased on the open market.
        Individual Limits.   During any calendar year, no participant may be awarded more than the following amounts of awards: (i) award rights that relate to 3,000,000 shares of Class A common stock; and (ii) cash-based awards that relate to no more than $3.0 million.
It is not possible to determine the actual amount of compensation that will be earned under the 2012 Equity Plan in the 2016 fiscal year or in future years because the amount earned will depend on the number of shares subject to future awards and our future performance as measured against the applicable performance goals established by our Compensation Committee. We expect that future Awards under the 2012 Equity Plan will be granted in a manner substantially consistent with the historical grant of Awards under the plan. For information regarding past grants and outstanding equity awards, see the disclosure in this Proxy Statement in "Grants of Plan-Based Awards" and "Outstanding Equity Awards at Fiscal Year-End 2015."
The Board of Directors recommends a vote FOR approval of the material terms of the performance goals set forth in the 2012 Equity Plan to allow certain grants under the 2012 Equity Plan to continue to be deductible under Section 162(m) of the Code.
Summary of 2012 Equity Incentive Plan
The material terms of the 2012 Equity Plan are summarized in Proposal 4 below under the heading ‘Equity Compensation Plans- 2012 Equity Incentive Plan.” This summary of the 2012 Equity Plan is not intended to be a complete description of the Equity Plan and is qualified in its entirety by the actual text of the Equity Plan to which reference is made, which is attached as Appendix A to this proxy statement.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Independent Registered Public Accounting Firm
Grant Thornton. The Audit Committee of our Board of Directors has selected Grant Thornton LLP, an independent registered public accounting firm, to audit our books and financial records for the fiscal year ending December 31, 2016. We are asking our stockholders to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2016.

Grant Thornton has audited our financial statements since May 2015. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

The ratification of our independent registered public accounting firm by our stockholders is not required by law or our bylaws. However, the Audit Committee believes it is good corporate practice to submit the selection of our independent registered public accounting firm to the stockholders for ratification. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Grant Thornton LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.

A representative of Grant Thornton is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

KPMG. KPMG was our independent registered public accounting firm prior to April 2015. On April 16, 2015, KPMG notified us that it declined to stand for reelection as the independent registered public accounting firm for the Company. KPMG’s resignation was accepted by the Audit Committee.

The audit reports of KPMG on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2014 and 2013, and the subsequent interim period through April 16, 2015, there were no disagreements between us and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in its reports on the consolidated financial statements for such years, and there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with SEC rules, we provided KPMG with a copy of the Current Report on Form 8-K and requested KPMG to furnish us with a letter addressed to the SEC stating whether it agrees with the above statements. KPMG furnished the letter, and we filed it as Exhibit 16.1 to the Current Report on Form 8-K.

Fees Paid to the Independent Registered Public Accounting Firm
KPMG. The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2015 and December 31, 2014 by KPMG. All fees described below were approved by the Audit Committee.

	2015	2014
Audit Fees(1)	$292,100	$785,800
Tax Fees(2)	—	20,000
All Other Fees(3)	1,650	1,650
Total Fees	$293,750	$807,450

(1)
Fees for audit services billed for fiscal years 2015 and 2014 consisted of fees for reviews of our periodic reports and certain of our current reports and the consent letter provided in connection with the filing of our Form S-8 with the SEC.

(2)	Fees for tax services billed for fiscal year 2014 consisted of fees for tax compliance and tax planning and advice.

(3)	Fees for all other services billed for fiscal years 2015 and 2014 consisted of the subscription fee for an accounting research tool.

Grant Thornton. The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2015 and 2014 by Grant Thornton LLP. The fees incurred in fiscal year 2014 and the fees for certain tax compliance services and services provided in Australia in fiscal year 2015 were not approved by the Audit Committee. All other fees described below that were incurred after engagement of Grant Thornton as our independent registered public accounting firm in 2015 were approved by the Audit Committee.

	2015	2014
Audit Fees(1)	$584,007	-
Audit Related Fees	5,401	-
Tax Fees(2)	23,046	$63,056
All Other Fees(3)	20,313	22,112
Total Fees	$632,767	$85,168

(1)	Fees for audit services billed for fiscal year 2015 consisted of fees for reviews of our periodic reports and certain of our current reports.

(2)	Fees for tax services billed for fiscal years 2015 and 2014 consisted of fees for tax compliance and tax planning and advice.

(3)
Fees for all other services billed for fiscal year 2015 consisted of payroll services and other financial preparation work in Australia and a subscription fee for an accounting research tool. Fees for all other services billed for fiscal year 2014 consisted of fees for payroll services and other financial preparation work in Australia.

In considering the nature of the services provided by Grant Thornton LLP, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with Grant Thornton LLP and our management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.
Pre-Approval Policies and Procedures
Consistent with SEC policies regarding auditor independence, the Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.
Before engaging the Company’s independent registered public accounting firm, management must submit a request for approval to the Audit Committee, which reviews such request and approves or declines to approve it. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decision to the Audit Committee at its next scheduled meeting.

PROPOSAL 4

ADVISORY VOTE ON COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS (“Say-on-Pay Vote”)
Pursuant to Section 14A of the Exchange Act, we are providing our stockholders with the right to approve, on a non-binding, advisory basis, the compensation of our “named executive officers” as disclosed in this Proxy Statement under the heading “Compensation Discussion and Analysis” (“CD&A”) and tabular disclosures of this Proxy Statement. Since the required vote is advisory, the result of the vote is not binding upon the Board of Directors. We have a policy of holding the advisory vote annually. The next advisory vote will occur at our 2017 annual meeting.
Our compensation philosophy is centered on our goal of establishing and maintaining an executive compensation program, which applies to all of our named executive officers, that attracts proven, talented leaders who possess the skills and experience necessary to achieve our strategic goals and to create value for our stockholders. Further, our executive compensation program is weighted towards performance-based compensation such that our executive officers will see returns that are correlated to returns realized by our stockholders.
We evaluate and reward our executive officers, generally on an annual basis, based upon the realization of our corporate objectives, including sales, and the individual contributions of each executive officer towards these objectives. Our Compensation Committee considers a variety of objective and subjective performance criteria for setting the compensation levels for each of our executive officers and also considers what it believes to be market standards for compensation paid to similarly-situated executives at other comparable companies. We make decisions about our executive officers’ salary increases and the amount of annual non-equity incentive awards primarily based on company performance, but we also consider individual performance when appropriate.
The compensation packages for our executive officers generally include a base salary, annual non-equity incentive awards, stock option awards and other benefits. In addition, our equity compensation plans provide our named executive officers and all other optionees with acceleration of vesting of stock options upon either a change of control or a termination of employment in connection with a change in control, depending on the specific plan under which the options were granted and if our acquiror does not assume or replace the awards under our equity compensation plans. In limited circumstances, we will provide severance payments to certain of our named executive officers upon their termination of employment.
Our Compensation Committee does not rely strictly on formulaic guidelines for determining the relative mix or levels of cash and equity-based compensation for our executive officers; instead, it maintains a flexible compensation program that allows it to adapt components and levels of compensation to motivate and reward individual executives within the context of our desire to attain specific strategic and financial goals.
The Compensation Committee has and will continue to take action to structure our executive compensation practices in a manner that is performance-based with a view towards maximizing long-term stockholder value. Our Board of Directors believes that the executive compensation as disclosed in the CD&A, tabular disclosures, and the other narrative executive compensation disclosures in this Proxy Statement coincides with our compensation philosophy.
We are asking our stockholders to indicate their support for the compensation of our named executive officers as disclosed in the CD&A, tabular disclosures, and other narrative executive compensation disclosures in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation discussion and analysis, compensation tables and narrative discussion, is hereby APPROVED.”
Effect of Proposal
The above say-on-pay resolution is non-binding. The approval or disapproval of this proposal by stockholders will not require the Board of Directors or the Compensation Committee to take any action regarding our executive compensation practices. The Board of Directors values the opinions of our stockholders as expressed through their votes and other communications. Although the resolution is non-binding, the Board of Directors will consider the outcome of the advisory vote on executive compensation when making future compensation decisions.
The Board of Directors recommends a vote FOR the approval, on an advisory basis, of the compensation paid or to be paid to our named executive officers as described in the CD&A, the tabular disclosures and the other narrative executive compensation disclosures in this Proxy Statement.

EXECUTIVE OFFICERS
Our executive officers and their respective ages, positions, and committee memberships as of April 1, 2016 were as follows:

Name	Age	Position and Committee Memberships
David C. Paul	49	Chairman of the Board of Directors and Chief Executive Officer; Compensation Committee Chair and Nominating and Corporate Governance Committee Chair
Anthony L. Williams	45	President
Daniel T. Scavilla	51	Senior Vice President and Chief Financial Officer
David M. Demski	58	Director, Group President, Emerging Technologies; Member of the Nominating and Corporate Governance Committee
A. Brett Murphy	51	Group President, Commercial Operations
The following is a brief biography of each current executive officer who will continue to serve in that capacity following the Annual Meeting, as of the date of this Proxy Statement.
David C. Paul has served as our Chief Executive Officer and as Chairman of our Board of Directors since our inception in 2003. His biography is contained in the section of this Proxy Statement entitled “Proposal 1-Election of Directors” above.
Anthony L. Williams has served as our President since September 2015. Mr. Williams previously served as our Senior Vice President of Business Development and General Counsel from April 2014 to September 2015, as our Vice President of Business Development and Corporate Counsel from January 2013 to April 2014 and as our Vice President and Corporate Counsel from March 2011 to January 2013. Mr. Williams also serves as our Corporate Secretary. Prior to joining Globus, Mr. Williams was a partner with Wyrick Robbins Yates & Ponton LLP, a law firm based in Raleigh, North Carolina, where he specialized in public and private financings, mergers, acquisitions and other strategic transactions, and corporate governance matters. Mr. Williams received a B.A. degree from the University of North Carolina at Chapel Hill and a J.D. and M.B.A. from Wake Forest University.
Daniel T. Scavilla has served as our Senior Vice President and Chief Financial Officer since May 2015. Prior to joining Globus, Mr. Scavilla spent 28 years in various positions with Johnson & Johnson, including most recently serving as Chief Financial Officer, Global Vice President Finance & Business Operations of Johnson & Johnson Vision Care from February 2012 to December 2015, and previously as Chief Financial Officer, Worldwide Vice President Finance of Advanced Sterilization Products, the infection prevention branch of J&J Medical Devices from October 2007 to January 2012. Mr. Scavilla earned a B.S. degree from LaSalle University and an M.B.A. from Temple University.
David M. Demski has served as our Group President, Emerging Technologies since September 2015 and as one of our directors since our inception in 2003. Mr. Demski previously served as our President and Chief Operating Officer from August 2008 to September 2015 and as our acting Chief Financial Officer from November 2014 to May 2015. His biography is contained in the section of this Proxy Statement entitled “Proposal 1-Election of Directors” above.
A. Brett Murphy has served as our Group President, Commercial Operations since September 2015. Mr. Murphy served as our Executive Vice President, U.S. Sales from February 2011 to September 2015, as our Vice President, U.S. Sales-West, from November 2006 to February 2011, and as the Area Director for our South region from June 2005 to November 2006. Prior to joining Globus, Mr. Murphy served in various sales and management roles at Synthes from July 1995 to May 2005. Between November 1992 and June 1995, Mr. Murphy was a sales representative for Smith & Nephew Richards. Mr. Murphy also served as an officer in the United States Marine Corps between 1987 and 1992. Mr. Murphy received a B.S. in General Studies from Louisiana State University.

COMPENSATION DISCUSSION AND ANALYSIS
The discussion below includes a review of our compensation decisions with respect to 2015 for our “named executive officers,” including our principal executive officer, the two individuals who served as our principal financial officer during 2015, and our three other most highly compensated executive officers. Our named executive officers for 2015 were:

•	David C. Paul, who currently serves as our Chairman and Chief Executive Officer and is our principal executive officer;

•	Anthony L. Williams, who currently serves as our President;

•	Daniel T. Scavilla, who has served as our Senior Vice President and Chief Financial Officer since May 4, 2015;

•	David M. Demski, who currently serves as our Group President, Emerging Technologies and was our principal financial officer from November 3, 2014 to May 4, 2015;

•	A. Brett Murphy, who currently serves as our Group President, Commercial Operations; and

•	David D. Davidar, who served as our Senior Vice President, Operations until March 15, 2016.
Compensation Overview
Our business is highly competitive, and competition presents an ongoing challenge to our success. Our ability to compete and succeed in this environment is directly dependent on our ability to recruit, retain and motivate talented and skilled individuals to form our executive team. Our compensation philosophy is centered on our goal of establishing and maintaining an executive compensation program that attracts proven, talented leaders who possess the skills and experience necessary to achieve our strategic goals and to create value for our stockholders. Further, our executive compensation program, which applies to all of our named executive officers, is weighted towards performance-based compensation such that our executive officers will see returns that are correlated to returns realized by our stockholders. The decisions with respect to our executive compensation are subject to the discretion of our Compensation Committee. Our Compensation Committee does not rely strictly on formulaic guidelines for determining the relative mix or levels of cash and equity-based compensation for our executive officers; instead, it maintains a flexible compensation program that allows it to adapt components and levels of compensation to motivate and reward individual executives within the context of our desire to attain specific strategic and financial goals.
The compensation packages for our executive officers, including our named executive officers, generally include a base salary, annual non-equity incentive compensation, stock option awards and other benefits. In addition, our equity compensation plans provide our executive officers and all other optionees with acceleration of vesting of stock options upon either a change of control or a termination of employment in connection with a change in control, depending on the specific plan under which the options were granted and if our acquiror does not assume or replace the awards under our equity compensation plans. In limited circumstances, we will provide severance payments to certain of our named executive officers upon termination of their employment.
We evaluate and reward our named executive officers, generally on an annual basis, based upon the realization of our corporate objectives, including sales revenue, and the individual contributions of each named executive officer towards these objectives. David Paul, as our Chairman and Chief Executive Officer, makes recommendations to the Compensation Committee regarding compensation of our named executive officers, but our Compensation Committee as a whole is ultimately responsible for establishing and reviewing all compensatory plans and arrangements with respect to our named executive officers, including Mr. Paul. The Compensation Committee may approve the recommendations, make adjustments in their discretion, or seek additional information from the Company or legal counsel before making a final determination with respect to the compensation of any named executive officer, including Mr. Paul. Our Compensation Committee considers a variety of objective and subjective performance criteria for setting compensation levels for each of our named executive officers and also considers what it believes to be market standards for compensation paid to similarly-situated executives at other comparable companies. We make decisions about our named executive officers’ salary increases and the amount of annual non-equity incentive awards primarily based on company performance, but we also consider individual performance when appropriate. Individual factors we consider in compensation determinations include an executive’s skills and capabilities, contributions as a member of the executive management team, contributions to our overall performance, and the sufficiency of total compensation potential and structure to ensure the retention of an executive when considering the compensation potential that may be available elsewhere.
Our current executive compensation program is based in part upon input provided to the Compensation Committee by an independent compensation consultant, Radford, in 2014. The Compensation Committee evaluated the independence of Radford in 2014 and concluded that its work for the Compensation Committee did not raise any conflict of interest at that time.

A key factor in determining levels and types of compensation of our named executive officers is the pay practices of our peer group, which consists of publicly-traded medical device companies that our Compensation Committee believes are the most comparable to our Company. The peer group typically changes from time to time due to industry consolidation, new market entrants, and other factors.
Based on recommendations from Radford in 2014, our peer group for 2016 will consist of the following companies:

Abiomed	Align Technology	Analogic	ArthroCare
CONMED Corporation	Cyberonics	Greatbatch	Haemonetics
HaertWare International	ICU Medical	Insulet	Integra Life Sciences
Masimo	NuVasive	NxStage Medical	Orthofix International
ResMed	Sirona Dental Systems	The Cooper Companies	Thoratec
Volcano	Wright Medical Group
Tax Considerations
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) limits the deductibility of compensation over $1 million paid to a company’s chief executive officer and up to the three next most highly compensated executive officers (with the chief financial officer being excluded). To qualify for deductibility under Section 162(m), compensation in excess of $1 million per year paid to each of these executive officers generally must be “performance-based” compensation as determined under Section 162(m). In general, to be performance-based compensation, the material terms of the performance goals under which the compensation is to be paid must be disclosed to and approved by our stockholders before the compensation is paid. To the extent determinable and as one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company and to the executive officers of various payments and benefits. The Compensation Committee may decide to provide non-deductible compensation if it determines that such action is in our best interests and those of our stockholders.
Our Compensation Committee does not believe that we have compensation policies or practices that create risks that are reasonably likely to have a material adverse effect on our company.
Say-On-Pay Consideration
At our 2015 annual meeting of stockholders, we conducted a stockholder advisory vote on executive compensation (the “say-on-pay vote”), and over 99% of the votes cast were voted in favor of our executive compensation. The Compensation Committee believes this result evidences stockholder support for our executive compensation decisions and policies, and as such, the Compensation Committee did not implement any changes as a result of this vote. In a separate advisory vote at the 2013 annual meeting of stockholders, our stockholders voted to hold the say-on-pay vote annually. The Compensation Committee will consider the results of future say-on-pay votes when making executive compensation decisions and policies.
Key Elements of Our Compensation Program for 2016
We generally pay executive compensation through a combination of base salary, annual non-equity incentive compensation, long-term equity incentives in the form of stock options, and benefits. We do not use specific formulas or weightings in determining the allocation of the various compensation elements. Instead, compensation for each of our executives has been designed to provide a combination of fixed and at-risk compensation that is tied to achievement of our short-term and long-term objectives. We believe that this approach achieves the primary objectives of our compensation program, which are to recruit, retain and properly motivate our executives. The Compensation Committee retains the discretion to increase or decrease the actual amount of any executive officer’s annual non-equity incentive compensation based on his or her individual performance during the year.
In 2015, we compensated our named executive officers through a combination of base salary, annual non-equity incentive compensation, long-term equity incentives in the form of stock options, and benefits that included health, vision and dental insurance, paid time-off, life insurance, short-term and long-term disability insurance, 401(k) plan with Company matching contributions, relocation assistance, gym membership reimbursement, and car allowance. We believe the forms and mix of compensation provided to our named executive officers in 2015 appropriately reward performance, as the non-equity incentive plan compensation is tied to our Company performance as well as individual performance, and help to align the interests of our named executive officers with those of our stockholders, particularly through the grants of annual equity incentives.
Base Salary. Base salaries for all of our employees are determined by position, taking into consideration the scope of job responsibilities and competitive market compensation paid by other companies for similar positions. Base salaries are also driven by market competition to attract and retain high quality professionals. Our overall approach to setting base salaries is to create and sustain long-term stockholder value by balancing our need to retain high-quality professionals while appropriately managing our general and administrative expenses.
The Compensation Committee approved merit increases to the 2015 base salaries for our named executive officers of approximately 3.0% percent over each such named executive officer’s 2014 base salary.
Annual Non-Equity Incentive Compensation. In 2015, all of our named executive officers participated in our annual non-equity incentive program, pursuant to which they were eligible to earn cash payments (which were paid in January 2016) based on a percentage of their annual non-equity incentive compensation for 2013 (other than Messrs. Williams and Scavilla, whose target amounts were determined as described below). We focused performance targets in 2015 on overall Company sales revenue growth. Specifically, our Compensation Committee set a target for revenue of $530.4 million for 2015, which would have represented an 11.8% increase in annual sales over 2014. Our Compensation Committee developed a range of possible annual non-equity incentive amounts that would be payable at various levels of Company sales revenue for 2015. Our Compensation Committee set the annual non-equity incentive target amounts for our named executive officers other than Messrs. Williams and Scavilla based on 2013 incentive compensation because 2014 incentive compensation was lower on account of the Company’s performance in 2014, and we did not want to magnify a penalty by basing their incentive payments off of a lower number. The Compensation Committee set Mr. Williams’ 2015 non-equity incentive target amount based on his 2014 incentive compensation payment because he had been awarded higher 2014 incentive compensation than he was paid in 2013. Mr. Williams target amount was set at $247,500. In September 2015, Mr. Williams was promoted to President of the Company and the Compensation Committee increased his target incentive compensation amount to $310,000 in connection with the promotion. At the time Mr. Williams’ 2015 incentive compensation award was paid, the amount was prorated based on the original target through September 2015 and the new target of $310,000 effective as of September 2015. Mr. Scavilla joined the Company in May 2015, and his target non-equity incentive award was negotiated to be $150,000 at that time. The Compensation Committee determined that for each named executive officer, achievement of 75% or less of target revenue would result in non-equity incentive compensation of $0, achievement of target revenue would result in non-equity incentive compensation equal to 110% of the target amount of earned non-equity incentive compensation, and achievement of 110% of target revenue would result in non-equity incentive compensation of 145% of the target amount of earned non-equity incentive compensation. Achievement of revenue between the specified revenue targets would result in non-equity incentive compensation payments based on interpolation between the specified target payout amounts.
In 2015, we ultimately achieved worldwide sales revenues of $544.7 million, an increase of 14.8% over 2014. Based on this performance, the Compensation Committee determined each named executive officer should receive non-equity incentive awards at a rate of 111.9% of their applicable target amounts. In addition, after calculating the earned non-equity incentive award for 2015 for the named executive officers, the Compensation Committee awarded Mr. Scavilla $24,575 and Mr. Murphy $15,787 in additional bonus amounts in 2015 based on their exceptional personal performance in 2015.
Equity Incentive Compensation. The Compensation Committee believes that stock option awards are an important and useful long-term component of our overall compensation program. Stock options generally expire after ten years and vest ratably over four years. If an officer dies or becomes disabled, unexercised stock options generally are forfeited within one year. If an officer otherwise leaves our employ for any reason other than for cause, unexercised stock options generally are forfeited three months after termination of employment. If an officer’s employment is terminated for cause, unexercised stock options are typically forfeited upon termination of employment.
In 2015, all of our named executive officers received options to purchase shares of our common stock. See “Outstanding Equity Awards as of December 31, 2015” below, for a description of those stock option awards. All equity awards to our named executive officers were granted at no less than the fair market value of our common stock at the time of the grants, as determined by our Board of Directors.
Employee Benefits and Perquisites. Each named executive officer receives the same company-wide benefits as are generally available to all other salaried employees, such as short- and long-term disability insurance, basic life insurance and eligibility for supplemental health and life insurance, access to flexible health care reimbursement accounts and 401(k) matching. Additionally, our named executive officers are entitled to a vehicle allowance.

Summary Compensation Table
The following table sets forth certain compensation information for our named executive officers.

Name and Principal Position	Year	Salary(1)($)	Bonus ($)	Option Awards(2)($)	Non-Equity Incentive Plan Compensation(3)($)	All Other Compensation(4)($)	Total ($)
David C. Paul, Chairman and Chief Executive Officer	2015	432,418		1,015,470	733,831	36,618	2,218,337
	2014	405,318	-	606,103	649,408	30,163	1,690,992
	2013	389,729	-	269,580	655,968	32,235	1,347,512
Anthony L. Williams, President	2015	328,076		1,220,624	300,014	37,218	1,885,932
Daniel T. Scavilla, Senior Vice President and Chief Financial Officer	2015	203,125	24,575	699,046	152,550	59,400	1,138,696
David M. Demski, Group President, Emerging Technologies	2015	347,898		812,376	538,143	34,015	1,732,432
	2014	337,765	-	555,595	476,233	29,431	1,399,024
	2013	324,774	-	224,650	481,043	32,235	1,062,702
A. Brett Murphy, Group President, Commercial Operations	2015	333,086	15,787	1,220,624	376,323	22,634	1,968,454
	2014	309,309	-	303,052	333,030	20,374	965,765
	2013	297,413	-	140,406	336,394	21,263	795,476
David D. Davidar, Senior Vice President, Operations	2015	247,717		406,188	313,101	36,010	1,003,015
	2014	234,738	-	303,052	277,081	28,831	843,702
	2013	227,342	-	140,406	279,880	32,683	680,311

(1)	Reflects the base salary earned during the fiscal year covered.

(2)
Reflects the grant date fair value for each named executive officer’s stock option awards, computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718, Stock Compensation. These values have been determined based on the assumptions set forth in Note 11 to our consolidated financial statements included in our 2015 Annual Report on Form 10-K. See “Outstanding Equity Awards as of December 31, 2015” below, for a description of those stock option awards.

(3)	Reflects cash amounts earned pursuant to our annual non-equity incentive plan for the fiscal year covered. All such cash payouts earned under this plan in a given year were paid in the following year.

(4)
Amounts for 2015 include participation in our group health insurance benefits, Company 401(k) plan matching contributions, vehicle allowance, YMCA membership reimbursement, and life and disability insurance premiums. The compensation amounts for our group health insurance benefits in 2015 were $20,956 for Messrs. Paul, Davidar, and Williams, $18,362 for Mr. Demski and $7,142 for Mr. Murphy. The compensation amount in 2015 for Mr. Scavilla included $50,679 in relocation expense reimbursement and $1,750 for a medical insurance waiver payment.

Grants of Plan-Based Awards in 2015
The table below sets forth information with respect to awards granted to the named executive officers under our annual non-equity incentive compensation plan and our 2012 Equity Incentive Plan in 2015, which constitute all of the plan-based awards granted to our named executive officers in 2015.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Number of Securities Underlying Options (#)	Per-Share Exercise Price of Option Awards ($/share)	Grant Date Fair Value of Option Awards(1) ($)
		Threshold ($)	Target ($)	Maximum ($)
David C. Paul	January 20, 2015	-	721,565	951,154	125,000	24.10	1,015,470
Anthony L. Williams	January 20, 2015	-	247,500	326,250	50,000	24.10	406,188
	July 7, 2015				100,000	25.65	814,436
Daniel T. Scavilla	April 8, 2015	-	150,000	197,727	100,000	25.40	699,046
David M. Demski	January 20, 2015	-	529,147	697,512	100,000	24.10	812,376
A. Brett Murphy	January 20, 2015	-	370,033	487,771	50,000	24.10	406,188
	July 7, 2015				100,000	25.65	814,436
David D. Davidar	January 20, 2015	-	307,868	405,826	50,000	24.10	406,188

(1)
Reflects the grant date fair value for each named executive officer’s stock option awards, computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718, Stock Compensation. These values have been determined based on the assumptions set forth in Note 11 to our consolidated financial statements included in our 2015 Annual Report on Form 10-K. See “Outstanding Equity Awards as of December 31, 2015” below, for a description of those stock option awards.

Outstanding Equity Awards as of December 31, 2015
The following table lists the outstanding equity awards held by our named executive officers as of December 31, 2015.

	Option awards
Name	Number of Securities Underlying Unexercised Options – Exercisable (#)	Number of Securities Underlying Unexercised Options – Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
David C. Paul (1)	18,461	-	4.875	8/6/2019
David C. Paul (2)	18,461	-	11.8625	6/16/2020
David C. Paul (3)	18,461	-	10.66	10/27/2021
David C. Paul (4)	14,688	312	15.34	8/29/2022
David C. Paul (5)	35,000	13,000	13.04	1/24/2023
David C. Paul (6)	28,750	31,250	23.95	1/23/2024
David C. Paul (9)	-	125,000	24.10	1/20/2025
Anthony L. Williams (8)	16,153	-	11.2775	4/20/2021
Anthony L. Williams (5)	18,229	6,771	13.04	1/24/2023
Anthony L. Williams (6)	14,375	15,625	23.95	1/23/2024
Anthony L. Williams (10)	15,833	24,167	24.42	6/23/2024
Anthony L. Williams (9)	-	50,000	24.10	1/20/2025
Anthony L. Williams (11)	-	100,000	25.65	7/7/2025
Daniel T. Scavilla (12)	-	100,000	25.40	4/8/2025
David M. Demski (3)	3,846	-	10.66	10/27/2021
David M. Demski (4)	6,563	312	15.34	8/29/2022
David M. Demski (5)	17,500	10,833	13.04	1/24/2023
David M. Demski (6)	26,354	28,646	23.95	1/23/2024
David M. Demski (9)	-	100,000	24.10	1/20/2025
A. Brett Murphy (7)	107,692	-	2.925	11/1/2016
A. Brett Murphy (1)	9,230	-	4.875	8/6/2019
A. Brett Murphy (2)	9,230	-	11.8625	6/16/2020
A. Brett Murphy (8)	15,384	-	11.2775	4/20/2021
A. Brett Murphy (3)	12,307	-	10.66	10/27/2021
A. Brett Murphy (4)	9,792	208	15.34	8/29/2022
A. Brett Murphy (5)	18,229	6,771	13.04	1/24/2023
A. Brett Murphy (6)	14,375	15,625	23.95	1/23/2024
A. Brett Murphy (9)	-	50,000	24.10	1/20/2025
A. Brett Murphy (11)	-	100,000	25.65	7/7/2025
David D. Davidar (1)	18,461	-	4.875	8/6/2019
David D. Davidar (2)	18,461	-	11.8625	6/16/2020
David D. Davidar (3)	18,461	-	10.66	10/27/2021
David D. Davidar (4)	14,688	312	15.34	8/29/2022
David D. Davidar (5)	18,229	6,771	13.04	1/24/2023
David D. Davidar (6)	14,375	15,625	23.95	1/23/2024
David D. Davidar (9)	-	50,000	24.10	1/20/2025

(1)	These options were granted in 2009. All remaining unexercised stock options from 2009 became exercisable during 2013.

(2)	These options were granted in 2010. All remaining unexercised stock options from 2010 became exercisable during 2014.

(3)	These options were granted in 2011. All remaining unexercised stock options from 2011 became exercisable during 2015.

(4)
These options were granted on August 29, 2012, and vest over a four-year period with one-fourth (1/4) of the options granted vesting on January 1, 2013, the first anniversary of the vesting commencement date, and the balance of the options granted vesting ratably on a monthly basis over the following 36 months.

(5)
These options were granted on January 24, 2013, and vest over a four-year period with one-fourth (1/4) of the options granted vesting on January 1, 2014, the first anniversary of the vesting commencement date, and the balance of the options granted vesting ratably on a monthly basis over the following 36 months.

(6)
These options were granted on January 23, 2014, and vest over a four-year period with one-fourth (1/4) of the options granted vesting on January 1, 2015, the first anniversary of the vesting commencement date, and the balance of the options granted vesting ratably on a monthly basis over the following 36 months.

(7)	These options were granted in 2006. All remaining unexercised stock options became exercisable during 2010.

(8)
These options were granted on April 20, 2011, and vest over a four-year period with one-fourth (1/4) of the options granted vesting on February 8, 2012, the first anniversary of the vesting commencement date, and the balance of the options granted vesting ratably on a monthly basis over the following 36 months.

(9)
These options were granted on January 20, 2015, and vest over a four-year period with one-fourth (1/4) of the options granted vesting on January 1, 2016, the first anniversary of the vesting commencement date, and the balance of the options granted vesting ratably on a monthly basis over the following 36 months.

(10)
These options were granted on June 23, 2014, and vest over a four-year period with one-fourth (1/4) of the options granted vesting on May 1, 2015, the first anniversary of the vesting commencement date, and the balance of the options granted vesting ratably on a monthly basis over the following 36 months.

(11)
These options were granted on July 7, 2015, and vest over a four-year period with one-fourth (1/4) of the options granted vesting on July 7, 2016, the first anniversary of the vesting commencement date, and the balance of the options granted vesting ratably on a monthly basis over the following 36 months.

(12)
These options were granted on April 8, 2015, and vest over a four-year period with one-fourth (1/4) of the options granted vesting on May 4, 2016, the first anniversary of the vesting commencement date, and the balance of the options granted vesting ratably on a monthly basis over the following 36 months.

2015 Option Exercises Table

Option Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)
David C. Paul	-	-
Anthony L. Williams	-	-
Daniel T. Scavilla	-	-
David M. Demski	-	-
A. Brett Murphy	-	-
David D. Davidar	-	-

Equity Compensation Plans
The following description of each of our equity compensation plans is qualified by reference to the full text of those plans, which were filed with the SEC as exhibits to Amendment No. 1 to our Registration Statement on Form S-1 (File No. 333-180426), filed on May 8, 2012. Our equity compensation plans are designed to continue to give our company flexibility to make a wide variety of equity awards to reflect what the Compensation Committee believes at the time of such award will best motivate and reward our employees, directors, consultants, and other service providers.
Amended and Restated 2003 Stock Plan
Our Amended and Restated 2003 Stock Plan (the “2003 Plan”) was originally adopted by our Board of Directors and approved by our stockholders in July 2006 and amended in July 2007. The 2003 Plan terminated pursuant to its terms in 2013. Following the effectiveness of our initial public offering in 2012, we have not issued any additional awards under the 2003 Plan; however, all outstanding awards previously granted under the 2003 Plan remain subject to the terms and conditions of the 2003 Plan. As of March 31, 2016, options to purchase 409,155 shares of our Class A common stock were outstanding under the 2003 Plan. The Class B common stock is subject to conversion to Class A common stock immediately upon issuance if the holder and the holders family members and affiliates together own Class B common stock that represents less than 5% of the outstanding shares of our common stock.
The 2003 Plan provides for the grant of “incentive stock options,” as defined under Section 422 of the Code, to employees, and for the grant of non-statutory stock options to employees, consultants and non-employee directors. The 2003 Plan also provides for the grant of stock bonuses and rights to purchase shares of our common stock to employees and consultants.
In the event of a corporate transaction where we are to be consolidated with or acquired by another entity and the acquiror assumes or replaces options granted under the 2003 Plan, options issued under the 2003 Plan will not be subject to accelerated vesting unless provided otherwise by agreement with the optionee, except in the case of a termination of the optionee’s service relationship by us or the acquiror, other than for misconduct, or a resignation by the optionee due to certain material negative changes in the terms of the optionee’s employment, within 60 days before or 180 days after the corporate transaction, in which case all options held by that optionee will become fully vested and exercisable. In the event of a corporate transaction where the acquiror does not assume or replace options granted under the 2003 Plan, such outstanding options will become fully vested and exercisable immediately prior to, and will terminate upon, the consummation of the corporate transaction.
2008 Stock Plan
Our 2008 Stock Plan (the “2008 Plan”) was adopted by our Board of Directors in December 2008 and approved by our stockholders in January 2009. The 2008 Plan will terminate automatically in 2018 unless terminated earlier by our Board of Directors. Following the effectiveness of our initial public offering, we have not issued any additional awards under the 2008 Plan; however, all awards previously granted under the 2008 Plan remain outstanding and are administered by our Board of Directors under the terms and conditions of the 2008 Plan. Upon the closing of our initial public offering, all shares of Class C common stock were converted into shares of our Class A common stock. As such, shares of Class A common stock now underlie outstanding awards under the 2008 Plan. As of March 31, 2016, options to purchase 908,823 shares of our Class A common stock were outstanding under the 2008 Plan.
The 2008 Plan provides for the grant of “incentive stock options,” as defined under Section 422 of the Code, to employees, and for the grant of non-statutory stock options, stock bonuses and rights to purchase shares of our common stock to employees, consultants and non-employee directors.
In the event of a corporate transaction where we are to be consolidated with or acquired by another entity and the acquiror assumes or replaces options granted under the 2008 Plan, options issued under the 2008 Plan will not be subject to accelerated vesting unless provided otherwise by agreement with the optionee. In the event of a corporate transaction where the acquiror does not assume or replace options granted under the 2008 Plan, such outstanding options will become fully vested and exercisable immediately prior to, and will terminate upon, the consummation of the corporate transaction. In lieu of the acceleration of options in connection with a corporate transaction, however, we may instead cancel the outstanding options in exchange for cash payments per share underlying each option equal to the amount per share of common stock to be paid in connection with the corporate transaction and the exercise price per share of such option.
2012 Equity Incentive Plan
Our 2012 Equity Incentive Plan (the “2012 Plan”) was adopted by our Board of Directors on March 13, 2012, and approved by our stockholders on June 8, 2012. We adopted the 2012 Plan to promote the success and enhance the value of the Company by linking the individual interests of non-employee directors, employees and consultants to those of our stockholders and by providing such individuals with an incentive for outstanding performance in generating superior returns to our stockholders. The 2012 Plan provides flexibility to the Company in its ability to motivate, attract and retain the services of non-employee directors, employees, and consultants upon whose judgment, interest and special efforts the successful conduct of the Company’s operation is largely dependent. Under the 2012 Equity Plan and pursuant to the Compensation Committee’s practice, there were approximately 1,250 employees and five non-employee directors eligible to receive grants as of March 31, 2016.
The 2012 Plan provides for the grant of “incentive stock options,” as defined in Section 422 of the Code to employees, and for the grant of non-qualified stock options, restricted stock, restricted stock units, stock appreciation rights, stock payments and performance awards, including performance stock units and cash awards, to employees, consultants and non-employee directors.
Business Criteria Underlying Performance Goals.
Under the 2012 Plan, in order to be considered performance-based compensation, an award must be subject to the accomplishment of one or more performance goals. These performance goals may be based on one or more of the following business criteria: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings (including but not limited to EBITDA or adjusted EBITDA); (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) operating or other costs and expenses; (xiv) funds from operations; (xv) improvements in expense levels; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share of Class A common stock; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; (xxiii) economic value; (xxiv) comparisons with various stock market indices; (xxv) capital raised in financing transactions or other financing milestones; (xxvi) stockholders’ equity; (xxvi) market recognition (including but not limited to awards and analyst ratings); (xxvii) financial ratios; and (xxviii) implementation, completion or attainment of objectively determinable objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; in each case as determined in accordance with applicable accounting standards, if applicable, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.
The Compensation Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the performance goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.
Plan Limits.
Under the terms of the 2012 Plan, the aggregate number of shares of common stock that may be subject to options and other awards is equal to the sum of (1) 3,076,923 shares of Class A common stock, (2) any shares available for issuance under the 2008 Plan as of March 13, 2012, (3) any shares underlying any award outstanding under the 2008 Plan as of March 13, 2012 that, on or after that date, is forfeited, terminates, expires, or lapses for any reason, or is settled for cash without the delivery of shares, and (4) an annual increase in the number of shares available under the 2012 Plan equal to up to 3% of the number of shares of Company common and preferred stock outstanding at the end of the previous year, as determined by the Board of Directors. This annual increase added 2,738,101 shares in 2013 and 2,803,282 shares in 2014. In 2015, the Board determined not to increase the number of shares pursuant to the 3% feature. The number of shares that may be issued or transferred pursuant to incentive stock options under the 2012 Plan is limited to 10,769,230 shares. The shares of Class A common stock covered by the 2012 Plan are authorized but unissued shares, treasury shares or common stock purchased on the open market. As of March 31, 2016, options to purchase 6,294,766 shares of our Class A common stock were outstanding under the 2012 Plan and there were 5,292,834 shares of our Class A common stock available for grant under the 2012 Plan.
In the event of a merger or consolidation, the sale or exchange of all of our common stock, the sale, transfer or disposition of all or substantially all of our assets, or our liquidation or dissolution, or a “change in control” (as defined in the 2012 Plan), the administrator may take one or more of the following actions with respect to outstanding awards, as appropriate:

•	provide for the assumption or substitution of the awards;

•	cancel the award if no amount would have been attained upon exercise of the award or realization of the participant’s rights;

•	accelerate the awards in whole or in part;

•	cash out the awards;

•	make adjustments in the number and kind of shares subject to outstanding awards;

•	convert the awards into the right to receive liquidation proceeds;

•	provide that the award cannot vest, be exercised or become payable after such event; or

•	any combination of the above.

In the event of a corporate transaction where the acquiror does not assume or replace options granted under the 2012 Plan, such outstanding options will become fully vested and exercisable immediately prior to, and will terminate upon, the consummation of the corporate transaction.
Our Board of Directors may terminate, amend, or modify the 2012 Plan at any time. However, stockholder approval is required to increase the aggregate share limit, change the description of eligible participants, or to the extent necessary to comply with applicable law.
The term of the 2012 Plan will expire on March 13, 2022 unless earlier terminated by our Board of Directors.
Equity Compensation Plan Information
The following table sets forth certain information relating to the Company’s equity compensation plans as of December 31, 2015. Each number of securities reflected in the table is a reference to shares of our Class A common stock.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)		(b)	(c)

Equity compensation plans approved by security holders	6,677,380	(1)	$19.14	3,548,783	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	6,677,380		—	3,548,783

(1)	Consists of shares subject to outstanding options under our 2003 Plan, our 2008 Plan, and our 2012 Plan. No future issuances will be made from our 2003 Plan or our 2008 Plan.

(2)
Consists of 3,548,783 shares available for future issuance under our 2012 Plan. Under the terms of the 2012 Plan, the aggregate number of shares of Class A common stock that may be subject to options and other awards is equal to the sum of (1) 3,076,923 shares of Class A common stock, (2) any shares available for issuance under the 2008 Plan as of March 13, 2012, (3) any shares underlying any award outstanding under the 2008 Plan as of March 13, 2012 that, on or after that date, is forfeited, terminates, expires, or lapses for any reason, or is settled for cash without the delivery of shares, and (4) an annual increase in the number of shares available under the 2012 Plan equal to up to 3% of the number of shares of our common and preferred stock outstanding at the end of the previous year, as determined by the Board of Directors. This annual increase added 2,738,101 shares in 2013 and 2,803,282 shares in 2014. In 2015, the Board determined not to increase the number of shares pursuant to the 3% feature.

Tax withholding
We may require participants to discharge applicable withholding tax obligations with respect to any award granted to the participant. The administrator may in its discretion allow a holder to meet any such withholding tax obligations by electing to have us withhold shares of common stock otherwise issuable under any award (or allow the return of shares of common stock) having a fair market value equal to the sums required to be withheld.

Employment Agreements
Messrs. Paul, Scavilla, and Davidar are not party to an employment agreement with the Company. A description of employment agreements with Messrs. Williams, Demski and Murphy is set forth below.
Mr. Williams Employment Agreement
On June 26, 2014, we entered into an executive employment agreement with Mr. Williams, our current President and then Senior Vice President and General Counsel. Mr. Williams’ employment is “at will,” meaning that his employment may be terminated by either party for any or no reason at any time. The agreement provides for a monthly car allowance. Mr. Williams is eligible to earn a salary and also a non-equity cash incentive award by meeting certain company and individual performance targets. Both the base salary and non-equity incentive award are subject to adjustment from time to time in the sole discretion of the Company.
Mr. Williams is entitled to receive his base salary for 12 months and continued coverage under the Company’s group health, dental and vision plans for a period of 12 months in the event we terminate his employment without cause or in connection with a change of control or if he resigned for good reason. All severance payments are conditioned on Mr. Williams signing a general release of claims against the Company. Under Mr. Williams’ employment agreement, “good reason” was defined as (i) a materially adverse change or material diminution in the office, title, duties, powers, authority or responsibilities of Mr. Williams, (ii) our failure to pay his base salary or a bonus that has become due and payable, (iii) a material reduction in his base salary, (iv) a relocation of Mr. Williams’ principal worksite of more than 25 miles unless such relocation reduces his commute to such worksite, or (v) a material breach of the employment agreement by the Company; provided in each case that the Company did not correct such reason during a specified cure period.
Mr. Demski’s Employment Agreement
On September 14, 2015, we entered into an executive employment agreement with Mr. Demski, our Group President, Emerging Technologies. Mr. Demski’s employment is “at will,” meaning that his employment may be terminated by either party for any or no reason at any time. The agreement provided for a 2015 base salary of $347,898 and a monthly car allowance. Mr. Demski was also eligible to earn a non-equity cash incentive award by meeting certain company and individual performance targets. Both the base salary and non-equity incentive award were subject to adjustment from time to time in the sole discretion of the Company.
Mr. Demski is entitled to receive his base salary for 12 months and the non-equity cash incentive award he would have received in the event his employment is terminated, except if Mr. Demski is terminated “for cause”. Under Mr. Demski’s employment agreement, “for cause” was defined as (i) the material breach of the agreement that is not cured within 15 days after giving notice to Mr. Demski, (ii) failure of Mr. Demski to comply with the policies and directives of the Company or Board and if such failure is curable, is not cured within 15 days after giving notice to Mr. Demski, (iii) any act of gross negligence or willful misconduct, (iv) any failure of Mr. Demski to fully disclose a material conflict of interest he may have with the Company in a transaction involving the Company and the conflict is materially detrimental to the interest of the Company, or (v) any adverse act or omission that would be required to be disclosed pursuant to securities laws or that would limit the ability of the Company or any entity affiliated with the Company to sell securities under any federal or state law or that would disqualify the Company or any affiliated entity from any exemption otherwise available to it. All severance payments are conditioned on Mr. Demski signing a general release of claims against the Company.
Mr. Murphy’s Employment Agreement
In June 2005, we entered into a vice president employment agreement with Mr. Murphy, our current Executive Vice President, U.S. Sales, which we subsequently amended in November 2006 and February 2011. Mr. Murphy’s employment remains “at will,” meaning that his employment may be terminated by either party for any or no reason at any time. The agreement provided for a monthly car allowance. Mr. Murphy is eligible to earn a salary, which is subject to adjustment from time to time in the sole discretion of the Company.
Mr. Murphy is entitled to receive his base salary for six months in the event we terminate his employment without cause or if Mr. Murphy resigns for good reason. However, if during those six months, Mr. Murphy secures employment with another individual or entity, we may offset against our payments to Mr. Murphy the amount of any compensation he receives from his subsequent employer during the six-month severance period. All severance payments are conditioned on Mr. Murphy signing a general release of claims against the Company. If Mr. Murphy resigns from the Company voluntarily or without good reason, he is not entitled to these severance payments. Additionally, Mr. Murphy is not entitled to these severance payments if we terminate his employment for cause, if he dies or becomes disabled, or in the event of the Company’s bankruptcy, liquidation, dissolution, or discontinuance of business. We may recoup all profits, compensation, commissions, remuneration or benefits that Mr. Murphy directly or indirectly realized as a result of or growing out of or in connection with Mr. Murphy’s violation of his employment agreement. Under Mr. Murphy’s employment agreement, resignation for good reason is defined as a resignation due to a materially adverse change or material diminution in the office, title, duties, powers, authority or responsibilities of Mr. Murphy, which change or diminution is not corrected during a specified cure period, or our failure to pay his base salary that has become due and payable which is not corrected during a specified cure period. Termination for cause, which will be decided by a majority vote of our Board of Directors, is a termination due to any material breach of the agreement by Mr. Murphy, any failure to diligently and properly perform his duties, his failure to comply with the policies and directives of the Board of Directors which failure is not corrected during a specified cure period, any dishonest or illegal action or other action that is materially detrimental to the interest and well-being of the Company, including to our reputation, any failure by Mr. Murphy to fully disclose any material conflict of interest he may have in a transaction involving the Company if such conflict is materially detrimental to the interest of the Company, or any adverse act or omission that would be required to be disclosed pursuant to securities laws or that would limit our ability to sell securities under any Federal or state law or that would disqualify the Company from any exemption otherwise available to it. In connection with his employment agreement, Mr. Murphy also entered into our no competition and non-disclosure agreement.

Potential Payments Upon Termination or Change in Control
Severance
Our Compensation Committee has decided to provide, in limited circumstances, certain of our named executive officers with severance payments in order to recruit qualified executives and ensure continued dedication, objectivity and stability of our named executive officers in the event of a change in control. Whether we provide severance benefits to our named executive officers depends on when and under what circumstances we hire the executives, the positions they hold and how difficult our Compensation Committee believes it might be or how long our Compensation Committee believes it might take for them to find comparable employment. In the limited circumstances when we do provide severance benefits, the terms of these severance payments are incorporated into the employment agreements of the named executive officers entitled to receive those payments.
In 2015, Messrs. Williams, Demski and Murphy were the only named executive officers entitled to severance in the event of a termination of employment. See the description of such severance under “Employment Agreements” above. We did not have a severance policy applicable to executive officers in 2015, and no other named executive officers were guaranteed cash severance payments.
As described under “Executive Compensation-Equity Compensation Plans” above, our equity compensation plans provide our named executive officers and all other optionees with acceleration of vesting of stock options upon termination of employment in connection with a change in control or acceleration of vesting of stock options upon a change of control, depending on the specific plan under which those options were granted and if our acquiror does not assume or replace the awards under our equity compensation plans.
We believe these severance and change in control benefits are an important element of our compensation program for our executive officers and that they assist us in recruiting and retaining talented individuals. The Compensation Committee believes that these benefits are valuable as they address the valid concern that it might be difficult for our named executive officers to find comparable employment in a short period of time in the event of termination or change in control. Our Compensation Committee believes that the prospect of a change in control could be a distraction to an executive officer and could cause an executive officer to consider alternative employment opportunities at a time when the executive’s continued service might be crucial to the Company and to our stockholders’ best interests.
Equity Awards
In the event of a corporate transaction where we are to be consolidated with or acquired by another entity and the acquiror does not assume or replace options granted under our 2003 Stock Plan, all options outstanding under the 2003 Stock Plan will become fully vested and exercisable immediately prior to the consummation of the corporate transaction, and such outstanding options will terminate upon the consummation of the corporate transaction.
In addition, in the event of such a corporate transaction where the acquiror does assume or replace options granted under our 2003 Stock Plan, if an optionee’s service relationship is terminated by us or the acquirer, other than for misconduct, or if the optionee resigns due to certain material negative changes in the terms of the optionee’s employment, within 60 days before or 180 days after the corporate transaction, all options held by that optionee will become fully vested and exercisable.
In the event of a corporate transaction where we are to be consolidated with or acquired by another entity and the acquiror does not assume or replace options granted under our 2008 Stock Plan, all options outstanding under the 2008 Stock Plan will become fully vested and exercisable immediately prior to the consummation of the corporate transaction, and such outstanding options will terminate upon the consummation of the corporate transaction. In lieu of requiring the exercise of any options granted under our 2008 Stock Plan prior to termination in connection with a corporate transaction, however, we may instead cancel the outstanding options in exchange for cash payments per share underlying each option equal to the positive difference, if any, in the amount per share of common stock to be paid in connection with the corporate transaction and the exercise price per share of such option.
In the event of a corporate transaction where we are to be consolidated with or acquired by another entity and the acquiror does not assume or replace the equity awards granted under the 2012 Plan, all awards outstanding under our 2012 Plan will become fully vested, exercisable and all forfeiture restrictions will lapse immediately prior to the consummation of the transaction.
Potential Payments Upon a Termination or Change in Control
As described above, Messrs. Williams, Demski and Murphy are entitled to severance payments in the event of an involuntary, not-for-cause termination of employment, including a termination in connection with a change in control. Also, upon a change in control of our Company, the unvested stock options held by our named executive officers would vest under the circumstances described above.
The table below sets forth an estimate of the amounts that would be paid out to our named executive officers upon a change in control and assumes the termination, other than for cause, of the employment of Messrs. Williams, Demski and Murphy in connection with the change in control. The amounts in the table assume that such change in control was effective as of December 31, 2015. The actual amounts that would be paid can only be determined at the time of a change in control.

Name	Cash Payment(1)($)	Value of Acceleration of Unvested Stock Options(2)($)	Total ($)
David C. Paul	—	4,717,215	4,717,215
Anthony L. Williams	361,733	5,468,383	5,830,116
Daniel T. Scavilla	—	2,782,000	2,782,000
David M. Demski	866,041	3,888,986	4,755,027
A. Brett Murphy	182,000	4,801,843	4,983,843
David D. Davidar	—	2,022,737	2,022,737

(1)	Represents the amounts payable under the employment agreement described under the heading “Employment Agreements” above.

(2)
Represents the aggregate fair market value of the unvested shares subject to outstanding stock options on December 31, 2015, calculated based on a closing price of $27.82 of our common stock on December 31, 2015.

Compensation Recovery Policies
The Compensation Committee has not determined whether it would attempt to recover non-equity incentive awards from our executive officers if the performance objectives that led to the non-equity incentive award determination were to be restated, or found not to have been met to the extent originally believed by the Compensation Committee. However, as a public company subject to the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, if we are required as a result of misconduct to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our chief executive officer and chief financial officer may be legally required to reimburse us for any non-equity incentive awards or other incentive-based or equity-based compensation they receive. In addition, we will comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and will adopt a compensation recovery policy once final regulations on the subject have been adopted.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the discussion and analysis of the compensation of our named executive officers as disclosed in this Proxy Statement under the heading “Compensation Discussion and Analysis.” Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.
David C. Paul (Chair)
Daniel T. Lemaitre
Robert W. Liptak
Kurt C. Wheeler
The above Compensation Committee Report does not constitute soliciting material, and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate the Compensation Committee Report by reference therein.
Compensation Risk Assessment
The Compensation Committee has evaluated our compensation programs and policies as generally applicable to our employees to ascertain any potential material risks that may be created by the compensation programs. The Compensation Committee concluded that our compensation policies and practices, taken as a whole, are not reasonably likely to have a material adverse impact on our business or our financial condition. The following compensation design features help minimize the incentives for excessive risk-taking:

•
our compensation program encourages our employees to remain focused on both our short-term and long-term goals. For example, while our variable cash compensation plans measure performance on an annual basis, our equity awards generally vest over four years, which we believe encourages our employees to focus on our long-term performance;

•	we have internal controls over our financial accounting and reporting;

•
we include equity compensation as part of the overall compensation mix, ensuring that our compensation program does not over emphasize short-term performance at the expense of long-term value creation; and

•
final executive non-equity incentive awards are approved by the Compensation Committee and are subject to discretionary increase or decrease by the Compensation Committee if circumstances warrant an adjustment.

Non-Employee Director Compensation
Director Compensation
The table below summarizes the compensation received by our non-employee directors who received compensation from us for the fiscal year ended December 31, 2015.

Name	Fees earned or paid in cash ($)	Option Awards(1)(2)($)	Total ($)
Daniel T. Lemaitre	70,000	112,737	182,737
Robert W. Liptak	85,000	112,737	197,737
Ann D. Rhoads	82,500	112,737	195,237
Kurt C. Wheeler	90,000	112,737	202,737
James R. Tobin (3)	13,125	106,667	119,792

(1)
Reflects the compensation expense we recognized for the year ended December 31, 2015 for financial statement purposes, computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718, Stock Compensation. These values have been determined based on the assumptions set forth in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K.

(2)	The following table lists the outstanding equity awards held by our non-employee directors as of December 31, 2015:

Name	Total Shares Subject to Outstanding Stock Options (#)
Daniel T. Lemaitre	47,884
Robert W. Liptak	47,800
Ann D. Rhoads	47,884
Kurt C. Wheeler	47,800
James R. Tobin	15,000

(3)	Amounts for Mr. Tobin are prorated for the portion of the year that he was a director.
Narrative Disclosure Relating to Director Compensation Table
Director Compensation
The form and amount of director compensation are determined and reviewed annually by the Compensation Committee. In 2015, our non-employee directors received from us an annual retainer of $52,500. In addition, the chair of the Audit Committee, currently Ms. Rhoads, received $30,000 per year for serving as committee chair. Our Lead Independent Director, currently Mr. Wheeler, received $30,000 per year for serving in that capacity. Other directors who serve on the Audit Committee, during 2015, Messrs. Liptak and Lemaitre, received from us $10,000 per year for such service. All non-employee directors who serve on the Compensation Committee, during 2015, Messrs. Wheeler, Liptak and Lemaitre, received from us $7,500 for such service. In addition, Mr. Liptak received $15,000 from us for serving as the chair of a special committee formed during 2015.

We also reimburse all non-employee directors for expenses incurred in connection with their service on the Board of Directors, including reimbursement of expenses incurred in connection with attending Board of Directors’ meetings.
Option Grants
In January 2015, our Board of Directors granted an option to purchase 15,000 shares to each of Ms. Rhoads and Messrs Lemaitre, Liptak and Wheeler pursuant to our 2012 Plan, with an exercise price of $24.10 per share. In August 2015, our Board of Directors granted an option to purchase 15,000 shares to Mr. Tobin pursuant to our 2012 Plan, with an exercise price of $24.75 per share. Each of these stock options vests over a three-year period, subject to continued service on the Board of Directors.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 31, 2016 by: (i) each director; (ii) each of our named executive officers; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our Class A common stock or Class B common stock.
Beneficial ownership is determined according to the rules of the SEC. A person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within 60 days of March 31, 2016. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Class A common stock and Class B common stock shown that they beneficially own, subject to community property laws where applicable.
Common stock subject to stock options currently exercisable or exercisable within 60 days of March 31, 2016, are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for purposes of computing the percentage of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Globus Medical, Inc., 2560 General Armistead Avenue, Audubon, PA 19403.

	Class A Common Stock		Class B Common Stock		Percentage of Voting Power†
Name of Beneficial Owner	Shares	%	Shares	%
Directors and Executive Officers:
David C. Paul(1)	1,265,050	1.8%	23,442,206	98.2%	75.9%
David M. Demski(2)	246,658	*	-		*
David D. Davidar(3)	1,105,125	1.5%	-		*
Daniel T. Lemaitre(4)	35,383	*	-		*
Robert W. Liptak(5)	46,158	*	-		*
Ann D. Rhoads(6)	35,383	*	-		*
Kurt C. Wheeler(7)	64,318	*	-		*
Anthony L. Williams(8)	91,153	*	-		*
A. Brett Murphy (9)	335,060	*	-		*
Daniel T. Scavilla (10)	25,000	*	-		*
James R. Tobin (11)	4,165	*	-		*
All current directors and executive officers of Globus Medical Inc. as a group (11 persons)(12)	3,253,453	4.5%	23,442,206	98.2%	76.6%
Other Stockholders:
The Vanguard Group, Inc. (13)	4,759,250	6.6%	-		1.5%
Wellington Management Co, LLP(14)	7,209,558	10.1%	-		2.3%
BlackRock, Inc.(15)	3,930,901	5.5%	-		1.3%

†
Percentage total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. Each holder of Class B common stock is entitled to ten votes per share of Class B common stock and each holder of Class A common stock is entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law.

*	Less than 1%.

(1)
Consists of 23,442,206 shares of Class B common stock outstanding, 1,078,000 shares of Class A common stock outstanding and 187,050 shares of Class A common stock issuable upon exercise of options exercisable within 60 days of March 31, 2016. The Class B common stock includes 17,045,319 shares Mr. Paul owns jointly with his wife, 1,562,573 shares held by the Paul Family Irrevocable Trust U/A 4/6/10, and 435,350 shares held by the Sonali Paul Trust u/a/d 12/20/12. Excludes 435,350 shares of Class B common stock held by the David C. Paul Trust u/a/d 12/20/12 and over which Mr. Paul has neither voting nor investment power.

(2)	Consists of 148,855 shares of Class A common stock outstanding and 97,803 shares of Class A common stock issuable upon exercise of options exercisable within 60 days of March 31, 2016.

(3)
Consists of 959,742 shares of Class A common stock outstanding and 125,383 shares of Class A common stock issuable upon exercise of options exercisable within 60 days of March 31, 2016. Includes 579,012 shares Mr. Davidar owns jointly with his wife, 225,967 shares held by the Davidar Family Irrevocable Trust U/A 8/6/09, and 20,000 shares beneficially owned by the Berachah Foundation and over which Mr. Davidar has voting power.

(4)	Consists of 35,3832 shares of Class A common stock issuable upon exercise of options exercisable within 60 days of March 31, 2016.

(5)	Consists of 26,159 shares of Class A common stock outstanding and 19,999 shares of Class A common stock issuable upon exercise of options exercisable within 60 days of March 31, 2016.

(6)	Consists of 35,383 shares of Class A common stock issuable upon exercise of options exercisable within 60 days of March 31, 2016.

(7)	Consists of 44,319 shares of Class A common stock outstanding and 19,999 shares of Class A common stock issuable upon exercise of options exercisable within 60 days of March 31, 2016.

(8)	Consists of 91,153 shares of Class A common stock issuable upon exercise of options exercisable within 60 days of March 31, 2016.

(9)	Consists of 116,217 shares of Class A common stock outstanding and 218,843 shares of Class A common stock issuable upon exercise of options exercisable within 60 days of March 31, 2016.

(10)	Consists of 25,000 shares of Class A common stock issuable upon exercise of options exercisable within 60 days of March 31, 2016.

(11)	Consists of 4,165 shares of Class A common stock issuable upon exercise of options exercisable within 60 days of March 31, 2016.

(12)
Consists of (i) 2,393,292 shares of Class A common stock and 23,442,206 shares of Class B common stock beneficially owned by the current directors and executive officers, and (ii) 860,161 shares of Class A common stock issuable upon exercise of options exercisable within 60 days of March 31, 2016.

(13)
The business address for this entity is 100 Vanguard Blvd, Malvern, PA 19355. The ownership information is based solely on a Schedule 13G filed with the SEC on February 10, 2016 by The Vanguard Group, Inc.

(14)
The business address for this entity is 280 Congress Street, Boston, MA 02210. The ownership information is based solely on a Schedule 13G/A filed with the SEC on February 11, 2016 by Wellington Management Co, LLP.

(15)	The business address for this entity is 55 East 52nd Street, New York, NY 10022. The ownership information is based solely on a Schedule 13G filed with the SEC on January 26, 2016 by BlackRock, Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our executive officers, directors and beneficial owners of more than 10 percent of any registered class of equity securities (“Reporting Persons”) to file an initial report of ownership (Form 3) and reports of changes of ownership (Forms 4 and 5) of our securities with the SEC. These persons are also required to furnish the Company with copies of all Section 16(a) reports that they file with respect to our securities. Based solely upon a review of Section 16(a) reports furnished to us for the year ended December 31, 2015 and written representations from certain Reporting Persons, we believe that during the year ended December 31, 2015, such filing requirements were satisfied, with the following exceptions: Mr. Williams and Mr. Murphy were granted options to purchase Class A common stock on July 7, 2015, but the Form 4s reflecting those option grants were filed on August 3, 2015.

TRANSACTIONS WITH RELATED PERSONS
Procedures for Approval of Related-Party Transactions
Our Audit Committee is responsible for reviewing and approving or ratifying any related-party transaction reaching a certain threshold of significance. In the course of its review and approval or ratification of a related-party transaction, the Audit Committee considers, among other things, consistent with Item 404 of Regulation S-K, the following:
•    the nature and amount of the related person’s interest in the transaction;
•    the material terms of the transaction, including, without limitation, the amount and type of transaction; and
•    any other matters the Audit Committee deems appropriate.
Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to participate in the deliberations or vote respecting approval or ratification of the transaction. However, such director may be counted in determining the presence of a quorum at a meeting of the Audit Committee that considers the transaction.
Related Person Transactions
As previously disclosed in the Company’s definitive proxy statements, Branch Medical Group, Inc., a Delaware corporation (“BMG”) has been a third-party supplier to the Company since 2005. As of February 24, 2015, David C. Paul's wife, David D. Davidar's wife, and David M. Demski collectively owned approximately 49% of the outstanding stock of BMG. In addition, since February 2010, Mr. Paul's wife and Mr. Davidar's wife served as directors of BMG. The Company purchased products and services from BMG from time to time pursuant to a standard Supplier Quality Agreement entered into on an arm's-length basis in September 2010. During 2014, the Company purchased $21.9 million of products and services from BMG.
As previously disclosed on the Company’s Current Report on Form 8-K filed on March 2, 2015, on February 24, 2015, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BMG, BM Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”) and Spine Therapy Technologies, Inc., a North Carolina limited liability company, as the Stockholders’ Representative. The Merger Agreement provided for the merger of Merger Sub with and into BMG (the “Merger”), with BMG surviving the Merger as a wholly-owned subsidiary of the Company. In connection with the transaction, Mr. Paul’s wife received approximately $29.8 million, Mr. Davidar’s wife received approximately $1.3 million and Mr. Demski received approximately $1.3 million. The Company purchased BMG for approximately $57.0 million in cash, $5.3 million in deferred consideration, and $0.9 million in closing working capital adjustments.  The Company also had outstanding payables to BMG at the time of closing in the amount of $5.2 million, which were also settled at the closing of the acquisition. The aggregate consideration received by the stockholders of BMG, after adjusting for certain working capital items and indebtedness as provided in the Merger Agreement, was approximately $68.4 million.
The Company’s board of directors appointed a special transaction committee consisting solely of independent directors (the “Special Transaction Committee”) in connection with the transaction with BMG. The Special Transaction Committee, represented by independent outside counsel, negotiated the transaction on behalf of the Company and approved the Merger Agreement and Merger. The Merger Agreement contained customary representations and warranties and covenants, including customary indemnification provisions. The Merger closed in March 2015.

STOCKHOLDER PROPOSALS
Stockholder Proposals for the 2017 Annual Meeting
Stockholders interested in submitting a proposal for inclusion in our proxy statement for next year’s annual meeting must do so in compliance with our bylaws and applicable SEC rules and regulations. Under Rule 14a-8 adopted by the SEC, to be considered for inclusion in our proxy materials for our 2017 annual meeting, a stockholder proposal must be received in writing by our Secretary no later than January 1, 2017. If the date of our 2017 annual meeting is moved more than 30 days before or after the anniversary date of this year’s meeting, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and mail our proxy materials next year. Any such proposals will also need to comply with the various provisions of Rule 14a-8, which governs the basis on which such stockholder proposals can be included or excluded from Company-sponsored proxy materials.
If a stockholder desires to submit a proposal for consideration at the 2017 annual meeting, but not have the proposal included with our proxy solicitation materials relating to the 2017 annual meeting, the stockholder must comply with the procedures set forth in our governing documents. Our bylaws require that, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof, along with other specified material, in proper written form to the Company. To be timely, a stockholder’s notice must be received at the principal executive offices of the Company not less than 50 days and not more than 90 days prior to the date of the annual meeting.
Any stockholder who wishes to make such a proposal should obtain a copy of the bylaws, which contain these and other requirements with respect to stockholder proposals and director nominations, including certain information that must be included concerning the stockholder and each proposal and nominee. Our bylaws were filed with the SEC as an exhibit to our Registration Statement on Form S-1, filed on March 28, 2012, and can be viewed by visiting our investor relations website at www.globusmedical.com. You may also obtain a copy by writing to Anthony L. Williams, our Secretary, at Globus Medical, Inc., Valley Forge Business Center, 2560 General Armistead Avenue, Audubon, PA 19403, Attention: Legal Department.
Stockholder Nominations and Recommendations of Director Candidates
Our bylaws describe the procedures for stockholders to follow in nominating candidates to our Board of Directors. For our 2017 annual meeting of stockholders, stockholders may nominate a candidate for election to our Board of Directors by sending written notice to our Secretary at our principal office not less than 50 days and not more than 90 days prior to the date of the annual meeting. The notice to our Secretary must contain or be accompanied by the information required by Section 2.14 of our bylaws, which includes, among other things: (i) the name, age, business address and residence address of each person nominated; (ii) the class, series and number of any shares of common stock of the Company beneficially owned or owned of record by such person; (iii) the date or dates such shares were acquired and the investment intent of such acquisition; and (iv) all information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.
Any notice of a stockholder proposal that is received after the dates specified above will be considered untimely.
All proposals and recommendations should be addressed to Anthony L. Williams, our Secretary, at Globus Medical, Inc., Valley Forge Business Center, 2560 General Armistead Avenue, Audubon, PA 19403, Attention: Legal Department.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT
Stockholders can access this Proxy Statement and our 2015 Annual Report (including our annual report on Form 10-K) via the Internet at www.proxyvote.com. Copies of these materials may be obtained without charge by writing to Globus Medical, Inc., Valley Forge Business Center, 2560 General Armistead Avenue, Audubon, PA 19403, Attention: Investor Relations.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or us. You can make a request by contacting our Investor Relations Department by phone at (610) 930-1800 or by mail at 2560 General Armistead Avenue, Audubon, PA 19403 Attention: Investor Relations. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors,

Anthony L. Williams
Secretary
April 27, 2016
A copy of our Annual Report (including our annual report on Form 10-K) for the fiscal year ended December 31, 2015 can be viewed by visiting our investor relations website at www.globusmedical.com. You may also obtain a copy by writing to our Investor Relations Department at Globus Medical, Inc., Valley Forge Business Center, 2560 General Armistead Avenue, Audubon, PA 19403, Attn: Investor Relations.

APPENDIX A- 2012 EQUITY INCENTIVE PLAN

GLOBUS MEDICAL, INC.
2012 EQUITY INCENTIVE PLAN

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GLOBUS MEDICAL, INC.
2012 EQUITY INCENTIVE PLAN

ARTICLE 1.

PURPOSE
The purpose of the Globus Medical, Inc. 2012 Equity Incentive Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of Globus Medical, Inc. (the “Company”) by linking the individual interests of the Non-Employee Directors, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. The Plan provides a mechanism through which the Company may grant equity and equity-based awards as well as cash bonus and other cash awards to Eligible Individuals.
ARTICLE 2.

DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
2.1    “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 12. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 12.6, or that the Board has assumed, the term “Administrator” shall refer to such person(s) or the Board unless such delegation has been revoked or the Board has terminated the assumption of such duties.
2.2    “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.
2.3    “Applicable Law” shall mean the applicable provisions of the Code, the Securities Act, the Exchange Act and any other federal, state or foreign corporate, securities or tax or other laws, rules, requirements or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded and any other applicable law.
2.4    “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).
2.5    “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.
2.6    “Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.3.

2.7    “Board” shall mean the Board of Directors of the Company.
2.8    “Change in Control” shall mean and includes each of the following:
(a)    A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b)    During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.8(a) or Section 2.8(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(c)    The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i)    that results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(ii)    after which no “person” or “related” group of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or related group of persons shall be treated for purposes of this Section 2.8(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or
(d)    The Company’s stockholders approve a liquidation or dissolution of the Company.
In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.
The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

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2.9    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.
2.10    “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 12.1.
2.11    “Common Stock” shall mean the Class A common stock of the Company, par value $0.001 per share.
2.12    “Company” shall have the meaning set forth in Article 1.
2.13    “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Subsidiary that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.
2.14    “Covered Employee” shall mean any Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.
2.15    “Director” shall mean a member of the Board, as constituted from time to time.
2.16    “Disability” shall mean “disability,” as such term is defined in Section 22(e)(3) of the Code.
2.17    “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.
2.18    “Effective Date” shall mean the day on which this Plan is approved by the Board.
2.19    “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.
2.20    “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Subsidiary.
2.21    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
2.22    “Expiration Date” shall have the meaning given to such term in Section 13.1.
2.23    “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:
(a)    If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(b)    If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low

3

asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(c)    If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith by the reasonable application of a reasonable valuation method, taking into account the factors set forth in Treasury Regulation §1.409A-1(b)(5)(iv)(B).
2.24    “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).
2.25    “Holder” shall mean a person who has been granted an Award.
2.26    “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.
2.27    “Misconduct” shall mean the occurrence of any of, but not limited to, the following: (a) conviction of a Holder of any felony or any crime involving fraud or dishonesty; (b) a Holder’s participation (whether by affirmative act or omission) in a fraud, act or dishonesty or other act of misconduct against the Company and/or any Subsidiary; (c) conduct by a Holder which, based upon a good faith and reasonable factual investigation by the Company (or, if a Holder is an executive officer, by the Board), demonstrates such Holder’s unfitness to serve; (d) a Holder’s violation of any statutory or fiduciary duty, or duty of loyalty owed to the Company and/or any Subsidiary; (e) a Holder’s violation of state or federal law in connection with the Holder’s performance of his or her job which has an adverse effect on the Company and/or any Subsidiary; and (f) a Holder’s violation of Company policy which has a material adverse effect on the Company and/or any Subsidiary. Notwithstanding the foregoing, a Holder’s Disability shall not constitute Misconduct as set forth herein. The determination that a termination is for Misconduct shall be by the Administrator in its sole and exclusive judgment and discretion. Notwithstanding the foregoing, if a Holder is a party to an employment or severance agreement with the Company or any Subsidiary in effect as of the date of grant of an Award which defines “Misconduct” or “Cause” or a similar term, “Misconduct” for purposes of the Plan and such Award shall also include the meaning(s) given to such term in such employment or severance agreement.
2.28    “Non-Employee Director” shall mean a Director of the Company who is not an Employee.
2.29    “Non-Employee Director Compensation Policy” shall have the meaning set forth in Section 4.6.
2.30    “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.
2.31    “Option” shall mean a right to purchase Shares at a specified exercise price that is granted under Article 6. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.
2.32    “Option Term” shall have the meaning set forth in Section 6.6.
2.33    “Performance Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1.
2.34    “Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

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2.35    “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:
(a)    The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings (including but not limited to EBITDA or adjusted EBITDA); (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) operating or other costs and expenses; (xiv) funds from operations; (xv) improvements in expense levels; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share of Common Stock; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; (xxiii) economic value; (xxiv) comparisons with various stock market indices; (xxv) capital raised in financing transactions or other financing milestones; (xxvi) stockholders’ equity; (xxvi) market recognition (including but not limited to awards and analyst ratings); (xxvii) financial ratios; and (xxviii) implementation, completion or attainment of objectively determinable objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; in each case as determined in accordance with Applicable Accounting Standards, if applicable, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.
(b)    The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.
2.36    “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards.
2.37    “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, an Award.

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2.38    “Performance Stock Unit” shall mean a Performance Award awarded under Section 9.1 which is denominated in units of value including dollar value of shares of Common Stock.
2.39    “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined under the instructions to use the Form S-8 Registration Statement under the Securities Act, or any other transferee specifically approved by the Administrator after taking into account Applicable Law.
2.40    “Plan” shall have the meaning set forth in Article 1.
2.41    “Prior Plan” shall mean the 2008 Stock Option Plan of the Company, as such plan may be amended from time to time.
2.42    “Prior Plan Award” shall mean an award outstanding under the Prior Plan as of the Effective Date.
2.43    “Restricted Stock” shall mean Shares awarded under Article 7 that are subject to certain restrictions and may be subject to risk of forfeiture or repurchase.
2.44    “Restricted Stock Units” shall mean the right to receive Shares awarded under Article 8.
2.45    “Securities Act” shall mean the Securities Act of 1933, as amended.
2.46    “Shares” shall mean shares of Common Stock.
2.47    “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 10.
2.48    “Stock Appreciation Right Term” shall have the meaning set forth in Section 10.4.
2.49    “Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 9.2.
2.50    “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
2.51    “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
2.52    “Termination of Service” shall mean:
(a)    As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or any Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death, retirement or expiration of the consulting relationship, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.
(b)    As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, with or without cause, including, without limitation, a termination by resignation, failure to be elected or reelected, removal, death or retirement, but excluding

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terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.
(c)    As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.
The Administrator, in its sole discretion but subject to Section 13.11 (if applicable), shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Holder ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).
ARTICLE 3.

SHARES SUBJECT TO THE PLAN
3.1    Number of Shares.
(a)    Subject to Section 13.2 and Section 3.1(b) and, with respect to Incentive Stock Options only, to the penultimate sentence of this Section 3.1(a), the aggregate number of Shares that may be issued or transferred pursuant to Awards under the Plan is the sum of (i) 10,000,000, (ii) any Shares which as of the Effective Date are available for issuance under the Prior Plan, or are subject to Prior Plan Awards which become available for future grants of Awards under the Plan following the Effective Date pursuant to Section 3.1(b); and (iii) an annual increase on the first day of each year during the term of the Plan, beginning on January 1, 2013, equal to the lesser of (A) three percent (3.0%) of the Shares outstanding (on an as-converted basis) on the last day of the immediately preceding fiscal year, and (B) such smaller number of Shares as determined by the Board. The aggregate number of Shares authorized for issuance under the Prior Plan was 10,000,000 Shares and, accordingly, the total number of Shares available for issuance under the Plan pursuant to clause (ii) in the preceding sentence shall not exceed 10,000,000 Shares. Notwithstanding anything in this Section 3.1 to the contrary, the aggregate number of Shares that may be issued or transferred pursuant to Incentive Stock Options under the Plan shall not exceed an aggregate of 35,000,000 Shares, subject to Section 3.1(c) and subject to adjustment pursuant to Section 13.2. From and after the Effective Date, no awards shall be granted under the Prior Plan; however, any Prior Plan Award shall continue to be subject to the terms and conditions of the Prior Plan.
(b)    To the extent all or a portion of an Award or a Prior Plan Award is forfeited, terminates, expires or lapses for any reason, or is settled for cash without the delivery of Shares to the Holder, any Shares subject to such Award, Prior Plan Award or portion thereof, to the extent of such forfeiture, termination, expiration, lapse or cash settlement, shall again be or shall become, as applicable, available for the grant of an Award pursuant to the Plan. Any Shares tendered by a Holder or withheld by the Company or any Subsidiary to satisfy the grant or exercise price or tax withholding obligation in connection with all or a portion of an Award or Prior Plan Award shall again be or shall become, as applicable, available for the grant of an Award pursuant to the Plan. Any Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof shall again be available for the grant of an Award

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pursuant to the Plan. Any Shares repurchased by or surrendered to the Company pursuant to Section 7.5 or in connection with any Prior Plan Award so that such Shares are returned to the Company shall again be or shall become, as applicable, available for the grant of an Award pursuant to the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be or, as applicable, may become eligible to be, optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
(c)    To the extent permitted by Applicable Law, Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.
3.2    Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.
3.3    Limitation on Size of Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 3,000,000 and the maximum aggregate amount of cash that may be paid in cash to any one person during any calendar year with respect to one or more Awards payable in cash shall be $3,000,000. To the extent required by Section 162(m) of the Code, Shares subject to Awards which are canceled shall continue to be counted against the Award Limit.
ARTICLE 4.

GRANTING OF AWARDS
4.1    Participation. The Administrator may, from time to time, select from among all Eligible Individuals those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.
4.2    Award Agreement. Unless otherwise determined by the Administrator, each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include the term of the Award, the provisions applicable in the event of the Holder’s Termination of Service, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
4.3    Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan

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and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
4.4    At-Will Employment; Voluntary Participation. Nothing in the Plan or in any Award Agreement shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.
4.5    Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.
4.6    Non-Employee Director Awards. The Administrator may, in its discretion, provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written formula established by the Administrator (the “Non-Employee Director Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its discretion. The Non-Employee Director Compensation Policy may be modified by the Administrator from time to time in its discretion.
4.7    Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
ARTICLE 5.

PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS
PERFORMANCE-BASED COMPENSATION
5.1    Purpose. The Committee, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation, then the provisions of this Article 5 shall control over any

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contrary provision contained in the Plan. The Administrator may in its sole discretion grant Awards to other Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.
5.2    Applicability. The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.
5.3    Types of Awards. Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to an Eligible Individual intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals, Restricted Stock Units that vest and become payable upon the attainment of specified Performance Goals and any Performance Awards described in Article 9 that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.
5.4    Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted to one or more Eligible Individuals which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.
5.5    Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Holder must be employed by the Company or a Subsidiary throughout the Performance Period. Unless otherwise provided in the applicable Performance Goals or Award Agreement, a Holder shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.
5.6    Additional Limitations. Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

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ARTICLE 6.

OPTIONS
6.1    Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.
6.2    Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).
6.3    Option Vesting.
(a)    The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, any of the Performance Criteria, or any other criteria selected by the Administrator. At any time after grant of an Option, the Administrator may, in its sole discretion, and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.
(b)    No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.
6.4    Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:
(a)    A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;
(b)    Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;
(c)    In the event that the Option shall be exercised by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and
(d)    Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 11.1 and 11.2.
6.5    Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional Shares unless determined otherwise by the Administrator, and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of Shares.

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6.6    Option Term. The term of each Option (the “Option Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the last day of the Option Term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the Option Term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Option relating to such a Termination of Service.
6.7    Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) of the Company. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any subsidiary or parent corporation thereof (each as defined in Section 424(f) and (e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective Options were granted.
6.8    Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such Shares to such Holder.
6.9    Substitute Awards. Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the Shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.
6.10    Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. By written notice to affected Holders, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Holders; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.
6.11    No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to Incentive Stock Options will be interpreted, amended or altered, nor will any discretion or authority

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granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Holder affected, to disqualify any Incentive Stock Option under Section 422 of the Code.
ARTICLE 7.

RESTRICTED STOCK
7.1    Award of Restricted Stock.
(a)    The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.
(b)    The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. The purchase price per Share may, however, be less than the Fair Market Value. In all cases, legal consideration shall be required for each issuance of Restricted Stock.
7.2    Rights as Stockholders. Subject to Section 7.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 7.3.
7.3    Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions, including without limitation risks of forfeiture, and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Award Agreement.
7.4    Share Vesting. No Restricted Stock that is not vested at a Holder’s Termination of Service shall thereafter become vested, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Restricted Stock.
7.5    Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, (i) if no price was paid by the Holder for the Restricted Stock, as set forth in the individual Award Agreement, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration, and (ii) if a price was paid by the Holder for the Restricted Stock, as set forth in the individual Award Agreement, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the Award Agreement.

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7.6    Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may, in it sole discretion, (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may, but need not be, the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Restricted Stock.
7.7    Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.
ARTICLE 8.

RESTRICTED STOCK UNITS
8.1    Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.
8.2    Term. Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion.
8.3    Purchase Price. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law. The purchase price per Share may, however, be less than the Fair Market Value. In all cases, legal consideration shall be required for each issuance of Restricted Stock Units.
8.4    Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Subsidiary, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator, subject to Section 3.4.
8.5    Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise expressly set forth in an applicable Award Agreement, the maturity date relating to each Restricted Stock Unit shall not occur following the later of (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, subject to Section 11.4(e), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator. No portion of a Restricted Stock Unit which is unexercisable at a Holder’s Termination of Service shall thereafter vest, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Restricted Stock Unit.

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8.6    No Rights as a Stockholder. Unless otherwise determined by the Administrator, a Holder of Restricted Stock Units shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units, unless and until such Shares are transferred to the Holder pursuant to the terms of this Plan and the Award Agreement.
ARTICLE 9.

PERFORMANCE AWARDS AND STOCK PAYMENTS
9.1    Performance Awards.
(a)    The Administrator is authorized to grant Performance Awards, including Awards of Performance Stock Units and Awards of cash bonuses or other cash awards determined in the Administrator’s discretion from time to time, to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards, including Performance Stock Units, may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Performance Awards, including Performance Stock Unit awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator.
(b)    Without limiting Section 9.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Holder which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5.
9.2    Stock Payments. The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Subsidiary, determined by the Administrator. Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.
9.3    Term. The term of a Performance Award and/or Stock Payment award shall be set by the Administrator in its sole discretion.
9.4    Purchase Price. The Administrator may establish the purchase price of a Performance Award or Shares distributed as a Stock Payment award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law. The purchase price per Share may, however, be less than the Fair Market Value. In all cases, legal consideration shall be required for all Shares issued pursuant to a Performance Award of as a Stock Payment award.
9.5    Maturity and Vesting. No portion of a Performance Award or Stock Payment award which is has not vested or matured at a Holder’s Termination of Service shall thereafter mature or vest, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Performance Award or Stock Payment award.

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ARTICLE 10.

STOCK APPRECIATION RIGHTS
10.1    Grant of Stock Appreciation Rights.
(a)    The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.
(b)    A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in (c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.
(c)    Notwithstanding the foregoing provisions of Section 10.1(b) to the contrary, in the case of an Stock Appreciation Right that is a Substitute Award, the price per share of the Shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (ii) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.
10.2    Stock Appreciation Right Vesting.
(a)    The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.
(b)    No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.
10.3    Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:
(a)    A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

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(b)    Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and
(c)    In the event that the Stock Appreciation Right shall be exercised by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.
10.4    Stock Appreciation Right Term. The term of each Stock Appreciation Right (the “Stock Appreciation Right Term”) shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise a vested Stock Appreciation Right, which time period may not extend beyond the expiration date of the Stock Appreciation Right Term applicable to such Stock Appreciation Right. No portion of a Stock Appreciation Right that is not exercisable at a Holder’s Termination of Service shall thereafter be exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder, the Administrator may extend the Stock Appreciation Right Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.
10.5    Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 10 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.
ARTICLE 11.

ADDITIONAL TERMS OF AWARDS
11.1    Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, (d) other form of legal consideration acceptable to the Administrator, or (e) any combination of the foregoing. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
11.2    Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement withhold, or allow a Holder to elect to have the Company withhold, Shares otherwise issuable under an Award (or allow the

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surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.
11.3    Transferability of Awards.
(a)    Except as otherwise provided in Section 11.3(b):
(i)    No Award under the Plan may be sold, pledged, encumbered, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions, including without limitation risks of forfeiture, applicable to such Shares have lapsed;
(ii)    No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and
(iii)    During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.
(b)    Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); (iii) any transfer of an Award to a Permitted Transferee shall be without consideration; and (iv) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer.
(c)    Notwithstanding Section 11.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Holder, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as

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applicable, as his or her beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is filed with the Administrator prior to the Holder’s death.
11.4    Conditions to Issuance of Shares.
(a)    Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with Applicable Law as a condition to the issuance or exercise of any Award.
(b)    All Share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.
(c)    The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.
(d)    No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.
(e)    Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
11.5    Forfeiture and Claw-Back Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that:
(a)    (i) Any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (y) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Holder incurs a Termination of Service for Misconduct; and
(b)    All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of the

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Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.
ARTICLE 12.

ADMINISTRATION
12.1    Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code, and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded; provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.l or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, if the Committee does not consist solely of two or more Non-Employee Directors, Awards granted to Covered Employees and officers, as defined in Rule 16a-1 of the Exchange Act, and, with respect to such Awards, the terms “Administrator” and “Committee” as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.6.
12.2    Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 13.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.
12.3    Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
12.4    Authority of Administrator. Subject to the Company’s Bylaws, the Committee’s Charter and any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

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(a)    Designate Eligible Individuals to receive Awards;
(b)    Determine the type or types of Awards to be granted to Eligible Individuals;
(c)    Determine the number of Awards to be granted and the number of Shares to which an Award will relate;
(d)    Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;
(e)    Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
(f)    reduce or waive any criteria with respect to Performance Factors;
(g)    adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code;
(h)    Prescribe the form of each Award Agreement, which need not be identical for each Holder;
(i)    Determine the Fair Market Value in good faith, if necessary;
(j)    Grant waivers of Plan or Award conditions;
(k)    Correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
(l)    Determine whether an Award has been earned;
(m)    Decide all other matters that must be determined in connection with an Award;
(n)    Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;
(o)    Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement;
(p)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and
(q)    Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Sections 3.4 and 13.2(c).

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12.5    Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan and any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant.
12.6    Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and other Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.6 shall serve in such capacity at the pleasure of the Board and the Committee.
12.7    Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee shall include at least two persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two (or a majority if more than two then serve on the Committee) such “outside directors” shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Criteria upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) such “outside directors” then serving on the Committee shall determine and certify in writing the extent to which such Performance Criteria have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Holders who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Holders whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.
ARTICLE 13.

MISCELLANEOUS PROVISIONS
13.1    Amendment, Suspension or Termination of the Plan.
(a)    Except as otherwise provided in this Section 13.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 13.2, increase the limits imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan. Except as provided in Section 13.10, no amendment, suspension or termination of the Plan shall, without

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the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.
(b)    The Board or the Committee may, without stockholder approval, (i) amend any Award to reduce the per share exercise price of such an Award below the per share exercise price as of the date the Award is granted and (ii) grant an Award in exchange for, or in connection with, the cancellation or surrender of an Award having a higher per share exercise price.
(c)    No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the date this Plan is approved by the Board (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.
13.2    Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.
(a)    In the event of any stock dividend, stock split, subdivision, combination or exchange of shares, merger, consolidation, distribution (other than normal cash dividends) of Company assets to stockholders, reclassification, recapitalization, or any other change affecting the Shares of the Company’s stock or the share price of the Company’s stock, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan, and adjustments of the Award Limit); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the number and kind of Shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to Section 4.6; (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (v) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.
(b)    In the event of any transaction or event described in Section 13.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or accounting principles, including, without limitation, a Change in Control, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
(i)    To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

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(ii)    To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(iii)    To make adjustments in the number and type of Shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;
(iv)    To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and
(v)    To provide that the Award cannot vest, be exercised or become payable after such event.
(c)    In the event that the successor corporation in a Change in Control fails for any reason to assume or substitute for an Award upon the Change in Control, such Award shall become fully vested and, if applicable, exercisable and all forfeiture restrictions on such Award shall lapse as of immediately prior to the consummation of such Change in Control. If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and the Award shall terminate upon the expiration of such period.
(d)    The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.
(e)    With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.
(f)    The existence of the Plan, any Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(g)    No action shall be taken under this Section 13.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

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(h)    In the event of any pending stock dividend, stock split, subdivision, combination or exchange of shares, merger, consolidation, distribution (other than normal cash dividends) of Company assets to stockholders, reclassification, recapitalization or any other change affecting the Shares or the share price of the Common Stock, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.
13.3    Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan.
13.4    No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares. Without limiting the generality of the foregoing, no Holder will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Holder. After Shares are issued to the Holder, the Holder will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Holder may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Holder will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased by the Company pursuant to this Plan or the Award Agreement.
13.5    Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.
13.6    Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) except as otherwise provided herein, to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.
13.7    Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Laws (including but not limited to margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Laws. To the extent permitted by Applicable Laws, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Laws.
13.8    Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

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13.9    Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.
13.10    Securities Law and Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable federal, state and foreign securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state, federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. As a condition to the grant of any Award, the Company may require the Holder to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
13.11    Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section. Further:
(a)    Termination of Service shall not be deemed to have occurred for purposes of any provision of this Plan providing for the payment of any amounts following a Termination of Service that constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the final regulations issued thereunder unless or until such termination also constitutes a “separation from service” within the meaning of Section 409A of the Code and the final regulations issued thereunder.
(b)    If any payment to a Holder in connection with his or her Termination of Service is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the final regulations issued thereunder and the Holder is a “specified employee” as defined in Section 409A of the Code and the final regulations issued thereunder, no part of such payment shall be paid before the day that is six months plus one day after the Holder’s Termination of Service for reasons other than his or her death (the “New Payment Date”). The aggregate of any payments that otherwise would have been paid to the Holder during the period between the date of such Termination of Service and the New Payment Date shall be paid to the Holder in a single sum on the earlier of (i) such New Payment Date, or (ii) the Holder’s death. Thereafter, any payments that remain outstanding as of the day immediately following the New Payment Date shall be paid without delay over the time period originally scheduled, in accordance with the terms of this Plan and the Holder’s Award Agreement.

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(c)    Whenever a payment under an Award Agreement specifies a payment period with reference to a number of days (e.g., “payment shall be made within 30 days following the date of Termination of Service”), the actual date of payment within the specified period shall be within the sole discretion of the Company (except as otherwise set forth in Section 13.11(b)).
(d)    Notwithstanding anything herein to the contrary, the Company shall have no liability to any Holder or to any other person if the payments and benefits provided under this Plan or pursuant to any Award Agreement that are intended to be exempt from or compliant with Section 409A of the Code are not so exempt or compliant.
13.12    No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.
13.13    Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.
13.14    Indemnification. To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
13.15    Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
13.16    Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.
13.17    Escrow; Pledge of Shares. To enforce any restrictions on a Holder’s Shares, the Committee may require the Holder to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Holder who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Holder’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Holder under the promissory note notwithstanding any pledge of the Holder’s Shares or other collateral. In connection with any pledge of the Shares, the Holder will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

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13.18    No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Holder any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company, provide any employment-related rights, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Holder’s employment or other relationship at any time, subject to applicable legal requirements.
13.19    Insider Trading Policy. Each Holder who receives an Award shall comply with all laws and any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, Consultants, officers and/or Directors of the Company.
*    *    *    *    *

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GLOBUS MEDICAL

C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E08695-P79228

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GLOBUS MEDICAL, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors:	For	Against	Abstain
1a. David C. Paul	☐	☐	☐
1b. Daniel T. Lemaitre	☐	☐	☐
1c. Ann D. Rhoads	☐	☐	☐

The Board of Directors recommends that you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2. To approve the material terms of the performance goals set forth in the Globus Medical, Inc. 2012 Equity Incentive Plan to allow certain grants under the plan to be deductible under Section 162(m) of the Internal Revenue Code;	☐	☐	☐
3. To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016;	☐	☐	☐
4. To approve, in an advisory vote, the compensation of the Company's named executive officers (the Say-on-Pay Vote).	☐	☐	☐

NOTE: This proxy is solicited on behalf of the Board of Directors. This proxy, when properly executed, will be voted in accordance with the instructions given hereon. If no instructions are given, this proxy will be voted "FOR" election of the nominees for election as director, "FOR" Proposals 2, 3 and 4, and as the named proxies deem advisable on such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Dear Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of Globus Medical, Inc. Our 2016 Annual Meeting will be held on Tuesday, June 14, 2016 at 6:00 p.m. Eastern Time.

It is important that the shares are voted. Please specify your choices by marking the appropriate boxes on the proxy form on the reverse side, and date, sign and return your proxy form in the enclosed, postage-paid return envelope as promptly as possible. Alternatively, you may vote by phone or the Internet, as described on the reverse side. If you date, sign and return your proxy form without specifying your choices, the shares will be voted in accordance with the recommendation of the Company's Board of Directors.

Sincerely,

David C. Paul
Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Form 10-K and CEO Letter are available at **www.proxyvote.com.**

E08696-P79228

GLOBUS MEDICAL, INC.
Annual Meeting of Stockholders
June 14, 2016 6:00 p.m.
This proxy is solicited by the Board of Directors

The undersigned hereby appoints David C. Paul and Anthony L. Williams, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of GLOBUS MEDICAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 6:00 p.m., on June 14, 2016, at Valley Forge Business Center, 2560 General Armistead Avenue, Audubon, PA 19403, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side